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                                                                  Exhibit 2.2


                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT, dated as of the 31st day of October, 1996, by and among COAST FLORIDA P.A., a Florida professional association ("P.A."), COAST DENTAL SERVICES, INC., a Delaware corporation ("Coast"), SEMINOLE DENTAL CENTER ("Center"), SEMINOLE DENTAL WEST ("West"), SEMINOLE DENTAL SOUTH ("South"), Florida general partnerships, and SEMINOLE DENTAL SERVICES, INC. ("Services"), a Florida corporation (collectively, "Sellers"), and MICHAEL D. WITCHER, D.D.S., P.A., MILO R. NOVOTNY, D.D.S., P.A., and C.M. GARCIA, D.M.D., P.A., being all of the partners of Center, West and South (collectively, "Owners").

                              W I T N E S S E T H:

         WHEREAS, Center, West and South own and operate three general dental practices (collectively, the "Practices") located at the following addresses:

                 Center -- 879 E. Semoran Blvd., Casselberry, Florida,
                 West   -- 767 Highway 441, Apopka, Florida, and
                 South  -- 4401 South Orange Avenue, Orlando, Florida;

         WHEREAS, Services provides dental services to Medicaid patients at the Practices;

         WHEREAS, Owners are licensed to practice dentistry in the State of Florida and own all of the partnership interests of Center, West and South;

         WHEREAS, Coast offers comprehensive facilities, management assistance, a uniform operational system and other services to professional dental practitioners with its principal place of business at 25400 U.S. Highway 19, Suite 225, Clearwater, Florida 34623;

         WHEREAS, P.A. is a professional dental practitioner with its principal place of business at 25400 U.S. Highway 19, Suite 225, Clearwater, Florida 34623; and

         WHEREAS, Coast and P.A. (together, "Buyer") desire to acquire from Sellers and Sellers desire to sell to Buyer substantially all of the assets of the Practices upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the respective covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
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                         ARTICLE I - PURCHASE AND SALE

         1.1 Sale of Assets. At the Closing (as defined in Section 2.1 hereof) Sellers shall (a) grant, sell, convey, assign, transfer and deliver to Coast, upon and subject to the terms and conditions of this Agreement, all right, title and interest of Sellers in and to substantially all of the assets, properties and rights of Sellers constituting the Practices or used therein (except for Excluded Assets (as defined in Section 1.1.2), patient lists, patient records and rights under employment contracts with dentists) as set forth on SCHEDULE 1.1 annexed hereto and made a part hereof (which assets are sometimes referred to herein as the "Non-Professional Assets"); and (b) grant, sell, convey, assign, transfer and deliver to P.A., upon and subject to the terms and conditions of this Agreement, all right, title and interest of Sellers in and to Sellers' complete patient lists, including names, addresses and telephone numbers, patient records and Sellers' right, title and interest in and to all employment contracts with dentists employed primarily at the Practices (which assets are sometimes referred to herein as the "Professional Assets" and, together with the Non-Professional Assets, are collectively referred to as the "Assets"). All Assets shall be free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever.

         1.1.1 Included Assets. The Assets shall include, without limitation, the following assets, properties and rights of Sellers used directly or indirectly in the conduct of, generated by or constituting the Practices, except as otherwise expressly set forth in Section 1.1.2 hereof:

                 (a) all machinery, equipment, tools, furniture, furnishings, goods, and other tangible personal property;

                 (b)      all inventory;

                 (c)      all supplies;

                 (d) all leases (including rights to one half (1/2) of the security deposits with respect to such leases), leasehold improvements and fixtures;

                 (e) to the extent transferable and permitted by applicable law, all rights under any written or oral contract, agreement, plan, instrument, registration, license, certificate of occupancy, other permit or approval of any nature, or other document, commitment, arrangement, undertaking, practice or authorization;

                 (f) all data bases used in the Practices or under development;

                 (g) to the extent transferable, all rights arising out of occurrences before or after the Closing, including without limitation all rights under express or implied warranties relating to the Assets;





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                 (h)      the names "Seminole Dental Center", "Seminole Dental
         West", "Seminole Dental South" and "Seminole Dental Services"; and

                 (i) all information, files, records, data, plans, contracts and recorded knowledge, including patient and supplier lists, employee records and patient records related to the foregoing and the operation of the Practices.

         1.1.2 Excluded Assets. Notwithstanding the foregoing, the Assets shall not include any of the following (the "Excluded Assets"):

                 (a)      cash on hand or on account;

                 (b) the corporate seals, certificates of incorporation, minute books, stock books, partnership agreements, tax returns, books of account or other records having to do with the organization of Sellers as general partnerships or as a corporation, as the case may be;

                 (c)      any employee loans or advances;

                 (d) the rights to any of Sellers claims for any federal, state, local, or foreign tax refunds;

                 (e) the rights which accrue or will accrue to Sellers under this Agreement;

                 (f) one half (1/2) of all security deposits with respect to leases transferred;

                 (g)      accounts receivable; and

                 (h) those assets set forth on SCHEDULE 1.1.2 annexed hereto and made a part hereof.

         1.2     The Purchase Price.

                 1.2.1 Purchase Price. The total purchase price to be paid by Buyer to Sellers for the Assets and the consideration for the entry by certain employees of the Owners into covenants not to compete set forth in the Employment Agreements described in Section 2.2(b)(i) hereof, is Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Purchase Price"). The Purchase Price shall be payable at the Closing as follows:

                          (a) Coast shall deliver to South the sum of Three Hundred Seventy-Five Thousand Dollars ($375,000) by check and to Services the sum of Twenty-Five Thousand Dollars ($25,000) by check for the purchase of a portion of the Non-Professional Assets; and





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                          (b)     P.A. shall deliver to South the sum of
         Seventy-Five Thousand Dollars ($75,000) by check and to Services the sum of Twenty-Five Thousand Dollars ($25,000) by check for the purchase of a portion of the Professional Assets; and

                          (c)     Coast shall deliver: (i) to Center a
         promissory note in the principal amount of Nine Hundred Fifty Thousand Dollars ($950,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(c)(i); (ii) to West a promissory note in the principal amount of Four Hundred Twenty-Five Thousand Dollars ($425,000) in the form annexed hereto and made a part hereof as
         SCHEDULE 1.2.1(c)(ii); and (iii) to South a promissory note in the principal amount of Twenty-Five Thousand Dollars ($25,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(c)(iii); for the purchase of the remainder of the Non- Professional Assets; and
         (iv) to Michael D. Witcher, D.D.S. a promissory note in the principal amount of Fifty Thousand Dollars ($50,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(c)(iv); and (v) to C.M. Garcia, D.M.D. a promissory note in the principal amount of Fifty Thousand Dollars ($50,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(i)(v); as partial consideration for the entry by such individuals into covenants not to compete (the foregoing promissory notes are collectively referred to as the "Coast Notes"); and

                          (d)     P.A. shall deliver (i) to Center a promissory
         note in the principal amount of Two Hundred Thousand Dollars ($200,000) in the form annexed hereto and made a part hereof as
         SCHEDULE 1.2.1(d)(i); (ii) to West a promissory note in the principal amount of One Hundred Thousand Dollars ($100,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(d)(ii); for the purchase of the remainder of the Professional Assets; (iii) to Michael
         D. Witcher, D.D.S. a promissory note in the principal amount of One Hundred Thousand Dollars ($100,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(d)(iii); and (iv) to C.M. Garcia, D.M.D. a promissory note in the principal amount of One Hundred Thousand Dollars ($100,000) in the form annexed hereto and made a part hereof as SCHEDULE 1.2.1(d)(iv); as additional consideration for such individuals' entry into covenants not to compete (the foregoing promissory notes are collectively referred to as the "P.A. Notes" and the Coast Notes and the P.A. Notes are collectively referred to as the "Notes");

                          (e) Payment of all Notes shall be personally guaranteed by Adam Diasti and Terek Diasti; and

                          (f) As part of the consideration for Michael D. Witcher's and C.M. Garcia's entry into the Employment Agreements, Coast shall grant to Michael D. Witcher and C.M. Garcia nonstatutory stock options which shall entitle Michael D. Witcher and C.M. Garcia to acquire a number of shares of common stock of Coast with an aggregate value equal to Four Hundred Thousand Dollars ($400,000), which valuation shall be based upon the initial public offering price per share of Coast's common stock sold to all





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         shareholders of Coast who acquire such common stock in the initial public offering. The option to acquire Coast's common stock shall be exercisable (i) at the initial public offering price, and (ii) only on and after the date of an initial public offering. Michael D. Witcher's and C.M. Garcia's rights with respect to such options are further set forth in the Option Agreements between Coast and Michael
         D. Witcher and C.M. Garcia attached hereto as SCHEDULE 1.2.1(f)(1) and are subject to Coast's Affiliated Professional Stock Plan, as such Plan may be amended by Coast from time to time, attached hereto as
         SCHEDULE 1.2.1(f)(2). Coast covenants and agrees that if a public offering of Coast's common stock occurs, Coast shall file a Form S-8 with the Securities and Exchange Commission within ninety (90) days of the effective date of the initial public offering. Coast covenants that the stock which shall be subject to such option shall, after the Form S-8 becomes effective, be freely transferrable as of the dates of exercise so long as the holders thereof do not become "affiliates" of Coast as described in Rule 144.

                 1.2.2 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets as set forth on SCHEDULE 1.2.2 annexed hereto and made a part hereof. Each of Sellers, Owners, Coast and P.A. hereby covenants and agrees that he or it will not take a position that is in any way inconsistent with the terms of this Section 1.2.2 on any income tax return, before any governmental agency charged with the collection of any income tax or in any judicial proceeding.

         1.3 Assumption of Certain Liabilities and Contracts. Except for any liabilities accruing under the contracts, agreements and leases listed on
SCHEDULE 1.3 annexed hereto and made a part hereof which Buyer agrees to assume, Buyer shall not assume any responsibility or liability of any kind for any of the debts, obligations, liabilities, expenses, taxes, contracts or commitments of Sellers, whether accrued or unaccrued, absolute or contingent, mature or unmature or otherwise.

                  ARTICLE II - CLOSING, ITEMS TO BE DELIVERED,
                  THIRD PARTY CONSENTS AND FURTHER ASSURANCES

                 2.1 Closing. The closing (the "Closing") of the sale and purchase of the Assets shall take place effective as of October 31, 1996, at the offices of Shumaker, Loop & Kendrick, 101 East Kennedy Boulevard, Suite 2800, Tampa, Florida or at such other location as the parties shall mutually agree. The date of the Closing is sometimes herein referred to as the "Closing Date."

                 2.2 Items to be Delivered at Closing. At the Closing and subject to the terms and conditions herein contained:

                          (a)     Sellers shall deliver to Buyer the following:

                                  (i)      such bills of sale with warranties
                 as to title, assignments, endorsements and other good and sufficient instruments and documents of





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                 conveyance and transfer, in form reasonably satisfactory to
                 Buyer and its counsel, as shall be necessary and effective to transfer and assign to and vest in Buyer all of Sellers' right, title and interest in and to the Assets, including without limitation, (A) good and valid title in and to all of the Assets owned by Sellers, (B) good and valid leasehold interests in and to all of the Assets leased by Sellers as lessee, and (C) all of Sellers' rights under all agreements, contracts, commitments, instruments and other documents included in the Assets to which Sellers are a party or by which they have rights on the Closing Date;

                                  (ii)     original instruments of consent or
                 waiver duly executed by third parties with respect to any contracts, agreements, leases or other rights or obligations being transferred to Buyer hereunder and requiring a consent or waiver therefore;

                                  (iii)  duly executed UCC-3 termination
                 statements evidencing the release of any and all liens upon any of the Assets held by any person or entity; and

                                  (iv)     a duly executed Collateral
                 Assignment and Security Agreement granting each Seller a security interest in certain of the Professional Assets, the names "Seminole Dental Center", "Seminole Dental South", "Seminole Dental West" and "Seminole Dental Services" and the Leases (as defined in Section 3.1(o) hereof) in the form annexed hereto and made a part hereof as SCHEDULE 2.2(a) (the "Security Agreement"); and

                                  (v)      such other certificates and
                 documents as Buyer or its counsel may reasonably request.

                          (b)     Owners shall deliver to Buyer the following:

                                  (i) duly executed Employment Agreements and Covenants Not to Compete for C.M. Garcia, D.M.D. and Michael D. Witcher, D.D.S. in the form annexed hereto and made a part hereof as SCHEDULE 2.2(b) (the "Employment Agreements"); and

                                  (ii)     such other certificates and
                 documents as Buyer or its counsel may reasonably request.

Simultaneously with delivery of the items set forth in subsections (a) and (b) of this Section 2.2, Sellers shall take all such steps as may be required to put Buyer in actual possession and operating control of the Assets.

                          (c) Buyer shall deliver to Sellers and Owners the following:





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                                  (i)      the portion of the Purchase Price due
                 at Closing;

                                  (ii)     the Coast Notes, personally
                 guaranteed by Adam Diasti and Terek Diasti;

                                  (iii) the P.A. Notes, personally guaranteed by Adam Diasti and Terek Diasti;

                                  (iv)     the Security Agreement;

                                  (v)      the Employment Agreements; and

                                  (vi) such other certificates and documents as Sellers, Owners or their counsel may reasonably request.

         2.3 Escrow of Closing Materials. All closing documents and payments delivered pursuant to this Agreement on the Closing Date shall be held in escrow by the law firm of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A., counsel for Sellers, until Buyer (and Sellers as to Subsection 2.3(b) only) notifies such firm in writing that the following documents and issues have been resolved to Buyer's satisfaction or waived by Buyer (or in the case of Subsection 2.3(b) only, Sellers' satisfaction or waiver) after which such firm shall release such documents and payments to the appropriate parties:

                          (a) All partnership and corporate organizational documentation and the ownership structure with respect to the Sellers meets Buyer's approval;

                          (b) All appropriate partnership and corporate written consents have occurred authorizing the transactions contemplated in this Agreement and copies of such consents have been delivered to Buyer;

                          (c) All necessary consents of landlords with respect to the Leases have been received or shall be received by Buyer without the imposition of terms materially adverse to Buyer;

                          (d) The appropriate officers and/or partners of Sellers shall have approved the Delloite and Touche audit report described in Section 5.5 hereof and executed the audit letter;

                          (e) All schedules and exhibits contemplated in this Agreement have been delivered by Sellers to Buyer and such schedules and exhibits meet with Buyer's approval; and





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                          (f)  The P.A. has executed or shall execute with all
         dentists employed on a full-time basis by the Sellers as of the Closing Date, employment agreements with terms which do not materially differ from those terms typically found in employment agreements used by the P.A. in its contractual arrangements with other dentists.

In the event that Buyers and Sellers have not notified such firm in writing that Buyer is satisfied with or has waived all of the foregoing documents and issues by 5:00 p.m. on Friday, November 8, 1996, such firm shall immediately return all of such payments held by it to Buyers and shall destroy all of such documents held by it.

         2.4 Further Assurances. Sellers and Owners, from time to time after the Closing and at Buyer's request, will (a) execute, acknowledge and deliver to Buyer such other instruments of conveyance and transfer will use their best efforts to obtain the consents of any third parties needed for the effective transfer of the assets described in Sections 1.1.1(e) and (g) of this Agreement and (b) take such other actions and execute and deliver such other documents, certifications and further assurances as Buyer may reasonably require in order to vest more effectively in Buyer, or to put Buyer more fully in possession of, any of the Assets. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of Sellers and Owners. Each Seller hereby represents and warrants to Buyer, solely with respect to itself and its own Practice, and each Owner severally but not jointly represents and warrants to Buyer with respect to each Seller that, except as set forth on the Disclosure Schedule attached hereto and made a part hereof, each of which exceptions shall specifically identify and be limited to the relevant subsection hereof to which it relates and shall be deemed to be a representation and warranty as if made hereunder (the "DISCLOSURE SCHEDULE"):

                 (a) Legal Power and Enforceable Obligations. Each of Center, West and South are general partnerships duly organized and validly existing under the laws of the State of Florida. Services is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Sellers have the power, authority and legal right to own, lease and operate the Assets, to conduct the Practices as currently conducted, and to execute, deliver and perform this Agreement. Sellers have the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement and all the other documents and instruments required to be delivered by Sellers and Owners in accordance with the provisions hereof have been, or upon their execution and delivery will have been, duly executed and delivered on behalf of Sellers and Owners and constitute, or will constitute, the legal, valid and binding obligation of Sellers and Owners, enforceable against Sellers and Owners in accordance with their respective terms.





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                 (b)      Validity of Contemplated Transactions.  The
         execution, delivery and performance of this Agreement by Sellers and Owners do not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under (i) to the best knowledge of Sellers and Owners, any existing law, ordinance, or governmental rule or regulation to which Sellers or Owners are subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Sellers or Owners, (iii) the partnership agreements of Center, West and South, (iv) the Articles of Incorporation or By-Laws of Services, or (v) any mortgage, indenture, agreement, contract, commitment, lease (except for the Leases described in Section 3.1(o) hereof, the assignments of which require the consent of the lessors to such Leases), plan or other instrument, document or understanding, oral or written, to which Sellers or Owners are parties, by which Sellers or Owners may have rights or by which any of the Assets may be bound or affected, or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of Sellers or Owners thereunder. To the best knowledge of Sellers and Owners, no authorization, approval or consent of, and no filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery or performance of this Agreement by Sellers or Owners or the sale to Buyer of the Assets.

                 (c) No Third Party Options. There are no existing agreements with, options or commitments to or rights of any person to, acquire any of the Assets or any interest therein.

                 (d) Condition of Tangible Assets. All buildings, structures, facilities, equipment and other material items of tangible property and assets included in the Assets are in good operating condition and repair, subject to normal wear and maintenance, are usable in the regular and ordinary course of business and, to the best knowledge of Sellers and Owners, conform to all applicable laws, ordinances, codes, rules and regulations relating to their construction, use and operation.

                 (e) Absence of Undisclosed Liabilities. Neither Sellers nor Owners have any liabilities or obligations with respect to the Practices, either direct or indirect, matured or unmatured or absolute, contingent or otherwise, except those liabilities incurred, consistently with past business practice, in or as a result of the normal and ordinary course of business and except for those liabilities disclosed in the DISCLOSURE SCHEDULE. For purposes of this Agreement, the term "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.





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

                 (f) Title to Assets; Required Approvals. Sellers have and shall transfer to Buyer at the Closing good, valid and marketable title to all of the Assets being sold and transferred hereunder, free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and other encumbrances and defects of title of any nature whatsoever, except for liens for taxes not yet due and payable. No consent, approval, waiver or authorization is required to be obtained by Sellers from any third party with respect to any contract, agreements, leases or other rights or obligations of Sellers other than the leases and those the failure of which to obtain would not, individually or in the aggregate, have a material adverse effect upon the conduct of the Practices. Sellers shall use their best efforts to obtain all such consents, approvals, waivers and authorizations.

                 (g) Taxes. Sellers have filed all tax returns and forms required to be filed, and have paid in full all taxes, estimated taxes, interest, penalties, assessments and deficiencies which have become due, or will do so prior to the Closing Date. To the best knowledge of Sellers and Owners, such returns and forms are true and correct in all material respects, and Sellers are not required to pay any other tax except as shown on such returns. Sellers are not a party to any pending action or proceeding and, to Sellers' and Owners' knowledge, there is no action or proceeding threatened by any government or authority against Sellers for the assessment or collection of any tax and no resolved claim for assessment or collection of any tax has been asserted against Sellers. There is no pending proceeding to reduce the assessed valuation of any portion of the Assets. Sellers have delivered to Buyer true and complete copies of their tax returns for their fiscal years ended December 31, 1993, 1994 and 1995, together with all notes and schedules filed therewith. Such tax returns fairly present the financial position of Sellers for the periods covered thereby.

                 (h) Absence of Changes. Since December 31, 1995, Sellers with respect to the Practices have not:

                          (i)     incurred any liabilities, other than
                 liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to Sellers or any of their assets or properties;

                          (ii) sold, encumbered, assigned or transferred any assets or properties material to the conduct of the Practices;

                          (iii) created, incurred, assumed or guaranteed any
                 indebtedness for money borrowed, or mortgaged, pledged or subjected any of the Assets to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;





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                          (iv)    made or suffered any amendment or termination
                 of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or canceled, modified or waived any substantial debts or claims held by them or waived any rights of substantial value, whether or not in the ordinary course of business;

                          (v) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Practices and their related operations, assets, properties, prospects or condition (financial or otherwise) or suffered any repeated, recurring or prolonged shortage, cessation or interruption of supplies or utility or other services required to conduct the Practices;

                          (vi) suffered any material adverse change in the Practices and their related operations, assets, properties, prospects or condition (financial or otherwise);

                          (vii) received notice or had knowledge of any actual
                 or threatened labor trouble, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on the Practices or their related operations, assets, properties, prospects or condition (financial or otherwise);

                          (viii) increased or decreased the salaries or other
                 compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of their employees or made any increase in, or any addition to, other benefits to which any of their employees may be entitled other than in the ordinary course of business consistent with past practice;

                          (ix) changed any of the accounting principles followed by them or the methods of applying such principles; or

                          (x) entered into any transaction other than in the ordinary course of business consistent with past practice.

                 (i) Financial Statements. Sellers have delivered to Buyer unaudited statements of revenues, expenses and retained earnings and statements of assets, liabilities and stockholders' equity and partners' capital for each of the fiscal years ended December 31, 1994 and 1995 and a statement of revenues, expenses and retained earnings for the nine-month period ended September 30, 1996 (collectively, the "Unaudited Financial Statements"). To the best knowledge of Sellers and Owners, the Unaudited Financial Statements, including the notes thereto, have been prepared on an income tax basis consistently applied by Sellers in accordance with past practice through the periods indicated, and except as disclosed in the DISCLOSURE SCHEDULE, the Unaudited Financial Statements fairly present the financial condition and results of operation, revenues, expenses, retained earnings, assets, liabilities and partners' capital or stockholders' equity of Sellers as at the respective dates and for the periods indicated.

                 (j) Compliance with Law; Authorizations. To the best knowledge of Sellers and Owners, Sellers have complied in all material respects with, and are not in any material violation of, any law, ordinance or governmental or regulatory rules or regulations, whether federal, state, local or foreign, to which Sellers' Practices and their related operations, assets or properties are subject ("Regulations"). To the best knowledge of Sellers and Owners, Sellers own, hold, possess or lawfully use in the operation of their businesses all franchises, licenses, permits, easements, rights, applications, filings, registrations and other authorizations ("Authorizations") which are material for them to conduct their Practices as currently conducted or for the ownership and use of the assets owned or used by Sellers in the conduct of their businesses, free and clear of all liens, charges, restrictions and encumbrances and in compliance with all Regulations. All such Authorizations are listed and described in the DISCLOSURE SCHEDULE. Sellers have not received any notice of any claim of default, nor to the best knowledge of Sellers and Owners are the Sellers in default, with respect to any such Authorization. All such Authorizations are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees. To the best knowledge of Sellers and Owners, none of such Authorizations will be adversely affected by the consummation of the transactions contemplated hereby.

                 (k) Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the best knowledge of Sellers and Owners, threatened against Sellers or relates to the Assets or the transactions contemplated by this Agreement, nor do Sellers or Owners know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could adversely affect Sellers, the Assets or the transactions contemplated hereby or thereby. Sellers are not a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which may adversely affect Sellers, the Assets or the transactions contemplated hereby.

                 (l) Labor Matters. Sellers have not suffered any strike, slowdown, picketing or work stoppage by any union or other group of employees affecting the Practices. Sellers are not parties to any collective bargaining agreement, no such agreement determines the terms and conditions of employment of any employee of Sellers, no collective bargaining agent has been certified as a representative of any of the employees of Sellers, and no representation campaign or election is now in progress with respect to any of the employees of Sellers. To the best knowledge of Sellers and Owners, Sellers have complied and are in compliance in all material respects with all laws and regulations relating to the employment of labor, including, without limitation, provisions relating to wages, hours, collective bargaining, occupational safety and health, equal employment opportunity and the withholding of income taxes and social security contributions. Sellers have paid their employees all wages, commissions and accruals for earned vacation, personal days and sick leave owing through the Closing Date. The consummation of the transactions contemplated hereby will not cause Buyer to incur or suffer any liability relating to, or obligation to pay, any severance, termination or other payment to any person or entity and any such claim made against Buyer by reason of any termination or separation of any employee on or before Closing, or otherwise resulting from the sale of the Assets pursuant to this Agreement, shall be the sole responsibility of Sellers. No employees of Sellers have any contractual right to continued employment by Sellers following the consummation of the sale of the Assets pursuant to this Agreement and Buyer shall be free to offer employment to such employees of Sellers as Buyer may determine and on such terms and conditions as Buyer may determine. Set forth in the DISCLOSURE SCHEDULE is an accurate and complete list of all employees employed by Sellers in the Practices showing as to each the nature of the employee's job, years of service, the amount or rate of compensation, all accruals of vacation, personal days, sick leave, and any other benefits due the employee and other matters which may be reasonably required by Buyer.

                 (m) Necessary Assets. The Assets include all rights and property used by Sellers to conduct the Practices, and no property excluded from the Assets hereof constitutes property or rights material to the Practices.

                 (n) Conditions Affecting Sellers. There is no fact, development or threatened development with respect to the markets, products, services, clients, patients, facilities, personnel, vendors, suppliers, operations, assets or prospects of the Practices which are known to Sellers which would materially adversely affect the Practices or the operations, prospects or condition (financial or otherwise) of Sellers considered as a whole, other than such conditions as may affect as a whole the economy or the practice of medicine generally. Neither Sellers nor Owners believe that any loss of any employee, agent, patient or supplier or other advantageous arrangement material to the success of the Practices will result because of the consummation of the transactions contemplated hereby.

                 (o) Real Property. All real property (including, without limitation, all interests in and rights to real property) and improvements located thereon which are owned or leased by Sellers and used in connection with the Practices or included in the Assets (the "Real Property") is listed on the DISCLOSURE SCHEDULE. To the best knowledge of Sellers and Owners the use and operation of the Real Property is in compliance in all material respects with all applicable building code, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations. No portion of the Real Property is the subject of, or affected by, any condemnation or eminent domain proceeding or any covenant or other restriction preventing or limiting Sellers' right to convey Sellers right, title and interest in the Real Property or to use the Real Property for the various purposes for which the Real Property is currently being used. Each lease with respect to the Real Property (collectively, the "Leases") is in full force and effect and has not been assigned, modified, supplemented or amended. Neither Sellers nor the landlord under any Lease is in material default of the terms of any such Lease and, to Sellers' and Owners' knowledge, no circumstances or state of facts currently exist which, with the giving of notice or the passage of time or both would permit the landlord under any Lease to terminate such Lease.

                 (p) Completeness of Disclosure. To the best knowledge of Sellers and Owners, neither this Agreement, nor any Schedule, Exhibit, list, certificate or other instrument or document furnished by Sellers or Owners to Buyer pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements and information contained herein or therein not misleading. To the best knowledge of Sellers and Owners, Sellers and Owners have not failed to disclose to Buyer any event, condition or fact which Sellers or Owners know, or have reasonable grounds to know will materially adversely affect the Assets or the operations, prospects or condition (financial or otherwise) of the Practices.

         3.2 Representations and Warranties of Buyer. P.A. and Coast hereby jointly and severally represent and warrant to Sellers as follows:

                 (a)      Corporate Existence.

                          (i) P.A. is a professional association duly organized, validly existing and in good standing under the laws of the State of Florida.

                          (ii) Coast is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                 (b) Corporate Power and Authorization. Each of P.A. and Coast have the power, authority and legal right to execute, deliver and perform this Agreement and this Agreement constitutes the legal, valid and binding obligations of P.A. and Coast enforceable against P.A. and Coast in accordance with its terms. Coast has the power, authority and legal right to execute, deliver and perform the Coast Notes and the Coast Notes constitute legal, valid and binding obligations of Coast enforceable against it in accordance with their respective terms. P.A. has the power, authority and legal right to execute, deliver and perform the P.A. Notes and the P.A. Notes constitute legal, valid and binding obligations of P.A. enforceable against it in accordance with their respective terms.

                 (c) Validity of Contemplated Transactions. The execution, delivery and performance of this Agreement by Buyer and the Notes by Coast and P.A., do not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other party under (i) any existing law, ordinance, or governmental rule or regulation to which Buyer is subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Buyer, (iii) the Certificate of Incorporation or By-Laws of Coast, (iv) the Articles of Incorporation or By-Laws of P.A., or (v) any mortgage, indenture, agreement, contract, commitment, lease, plan or other instrument, document or understanding, oral or written, to which Buyer is a party or by which Buyer is otherwise bound. No authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery and performance of this Agreement by Buyer.

                 (d) Financial Statements. Coast has delivered to Sellers unaudited statements of revenues, expenses and retained earnings and statements of assets, liabilities and stockholders' equity for each of the fiscal years ended December 31, 1994 and 1995 and for the six month period ended June 30, 1996 (collectively, the "Unaudited Financial Statements"). The Unaudited Financial Statements, including the notes thereto, have been prepared in accordance with generally accepted accounting principles consistently applied by Coast in accordance with past practice through the periods indicated. The Unaudited Financial Statements fairly present the financial condition and results of operation, revenues, expenses, assets, liabilities and stockholders' equity of Coast as at the respective dates and for the periods indicated.

                 (e) Compliance with Law; Authorizations. To the best knowledge of P.A. and Coast, P.A. and Coast have complied in all material respects with, and are not in any material violation of, any Regulation to which they are subject. P.A. and Coast own, hold, possess or lawfully use in the operation of their respective businesses all franchises, licenses, permits, easements, rights, applications, filings, registrations and other authorizations ("Authorizations") which are material for them to conduct their respective businesses and in compliance with the Regulations. P.A. and Coast are not in default, nor have they received any notice of any claim of default, with respect to any such Authorization. To the best knowledge of P.A. and Coast, none of such Authorizations will be adversely affected by the consummation of the transactions contemplated hereby.

                 (f) Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the best knowledge of P.A. and Coast, threatened against P.A. or Coast relating to the transactions contemplated by this Agreement, nor do P.A. and Coast know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could adversely affect the transactions contemplated hereby or thereby. Neither P.A. nor Coast are a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which may adversely affect the transactions contemplated hereby.

                 (g) Conditions Affecting Seller. There is no fact, development or threatened development with respect to the markets, products, services, clients, patients, facilities, personnel, vendors, suppliers, operations, assets or prospects of P.A. and Coast which would materially adversely affect the operations, prospects or condition (financial or otherwise) of P.A. or Coast considered as a whole, other than such conditions as may affect as a whole the economy or the practice of medicine generally.

                 (h) Completeness of Disclosure. Neither this Agreement, nor any Schedule, Exhibit, list, certificate or other instrument or document furnished by Buyer to Sellers and/or Owners pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements and information contained herein or therein not misleading.

                          ARTICLE IV - INDEMNIFICATION

         4.1 Indemnification Obligation of Sellers. Subject to Section 4.7 hereof, from and after the Closing, Sellers will reimburse, indemnify and hold harmless Buyer and its successors and assigns (an "Indemnified Buyer Party") against and in respect of:

                 (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Buyer Party that result from, relate to or arise out of:

                          (i) any and all liabilities and obligations of Sellers of any nature whatsoever not disclosed in this Agreement and expressly assumed by Buyer;

                          (ii) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any Indemnified Buyer Party that relate to Sellers or the Practices in which the principal event giving rise thereto occurred prior to the Closing Date or which result from or arise out of any action or inaction of Sellers or any director, officer, partner, employee, agent, representative or subcontractor of Sellers prior to the Closing Date; or

                          (iii) any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Buyer pursuant hereto or in connection with the negotiation, execution or performance hereof; and

                 (b) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses and court costs) incident to any of the foregoing or to the enforcement of this Section 4.1.

         4.2 Indemnification Obligation Of Buyer. From and after the Closing, Buyer will reimburse, indemnify and hold harmless Sellers and their successors or assigns (an "Indemnified Seller Party") against and in respect of:

                 (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Seller Party that result from, relate to or arise out of:

                          (i) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any Indemnified Seller Party that relate to Buyer or the Practices in which the principal event giving rise thereto occurred after the Closing Date or which result from or arise out of any action or inaction of (A) Buyer or any director, officer, employee, agent, representative or subcontractor of Buyer after the Closing Date, or (B) Buyer or any director or officer of Buyer prior to the Closing Date; or

                          (ii) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Seller Party that result from, relate to or arise out of any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Buyer under this Agreement or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Sellers pursuant hereto or in connection with the negotiation, execution or performance hereof; and

                 (b) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing or to the enforcement of this Section 4.2.

         4.3 Procedure for Indemnification Claims. If at any time a claim shall be made or threatened, or an action or proceeding shall be commenced or threatened, against a party hereto (the "Aggrieved Party") which could result in liability of the other party (the "Indemnifying Party") under its indemnification obligations hereunder, the Aggrieved Party shall give to the Indemnifying Party prompt notice of such claim, action or proceeding. Such notice shall state the basis for the claim, action or proceeding and the amount thereof (to the extent such amount is determinable at the time when such notice is given) and shall permit the Indemnifying Party to assume the defense of any such claim, action or proceeding (including any action or proceeding resulting from any such claim). Failure by the Indemnifying Party to notify the Aggrieved Party of its election to defend any such claim, action or proceeding within a reasonable time shall be deemed a waiver by the Indemnifying Party of its right to defend such claim, action or proceeding; provided, however, that the Indemnifying Party shall not be deemed to have waived its right to contest and defend against any claim of the Aggrieved Party for indemnification hereunder based upon or arising out of such claim, action or proceeding.

         If the Indemnifying Party assumes the defense of any such claim, action or proceeding, the obligation of the Indemnifying Party as to such claim, action or proceeding shall be limited to taking all steps necessary in the defense or settlement thereof and, to the extent the Indemnifying Party is liable for indemnification hereunder, to holding the Aggrieved Party harmless from and against any and all losses, damages and liabilities caused by or arising out of any settlement approved by the Indemnifying Party or any judgment or award rendered in connection with such claim, action or proceeding. The Aggrieved Party agrees to cooperate and make available to the Indemnifying Party all books and records and such officers, employees and agents as are reasonably necessary and useful in connection with the defense. The Aggrieved Party may participate, at its expense, in the defense of such claim, action or proceeding provided that the Indemnifying Party shall direct and control the defense of such claim, action or proceeding; provided, however, if in the reasonable opinion of the Aggrieved Party any such claim, action or proceeding involves an issue or matter which, if adversely determined, would have a materially adverse effect on the Aggrieved Party, then the Aggrieved Party shall have the right to control the defense or settlement of any such claim, action or proceeding and its reasonable costs and expenses shall be included as a part of the indemnification obligation of the Indemnifying Party. The Indemnifying Party shall not, with respect to any such claim, action or proceeding, consent to the entry of any judgment or award, or enter into any settlement, except with the prior written consent of the Aggrieved Party, which consent shall not be unreasonably withheld; provided, however, in the case of any such judgment, award or settlement for money, it shall be a condition thereto that the Indemnifying Party shall acknowledge its obligation to indemnify the Aggrieved Party pursuant to this Article IV; and provided, further, that any such judgment, award or settlement include, as an unconditional term thereof, the release of the Aggrieved Party from all liability by the third party claimant or plaintiff.

         4.4     Payment.  Upon the determination of the liability under
Section 4.3 hereof, the appropriate party shall pay to the other, as the case may be, within ten (10) days after such determination, the amount of any claim for indemnification made hereunder. The indemnification obligations hereunder shall survive the consummation of the transactions described herein.

         4.5 Compliance with Bulk Sales Laws. Buyer and Sellers hereby waive compliance by Buyer and Sellers with the bulk sales law and any other similar laws in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. Sellers shall indemnify Buyer from, and hold them harmless against, any liabilities, damages, costs and expenses resulting from or arising out of (i) the parties' failure to comply with any of such laws in respect of the transactions contemplated by this Agreement, or (ii) any action brought or levy made as a result thereof, other than those liabilities which have been expressly assumed, on such terms as expressly assumed, by Buyer pursuant to this Agreement.

         4.6 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this Article IV are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including, without limitation, the right to seek specific performance, recision or restitution, none of which rights or remedies shall be affected or diminished hereby.

         4.7 Limitations on Sellers' Indemnity Obligation; Set-Off Rights. Sellers shall have no indemnification obligation under Section 4.1 hereof in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate; provided, however, that said indemnity cap shall not apply with respect to any damages resulting from any act, statement, omission, or failure to act intended by Sellers or Owners to deceive Buyer in connection with this transaction. Buyer shall have the right to set-off from time-to-time any amounts of principal or interest otherwise due under the Notes against any indemnification obligations owed by any of the Sellers to Buyer under this
Article IV. Buyer shall notify Sellers in writing as to the reason for the set-off on or before the day that payment of such set-off amounts would otherwise be due. In the event that any Seller disputes Buyer's right to set-off such amount, such Seller shall give written notice to Buyer within thirty (30) days of Sellers' receiving notice from Buyer as to Buyer's election to make a set-off. Failure by any of the Sellers to notify Buyer within such thirty-day period that Sellers dispute Buyer's right to make a set-off shall be deemed a consent to such set-off provided that Sellers actually received the written notice from Buyer specifying the reason for the set-off. If one or more Sellers timely notifies Buyer that Sellers contest Buyer's right to make a set-off, such set-off amounts shall be paid by Buyer within ten (10) days of the sending of Sellers' notice into the Shumaker, Loop & Kendrick client trust account, to be held in escrow. If the parties cannot resolve the set-off dispute within fifteen (15) days of Sellers' notification to Buyer that Sellers contest Buyer's set-off right, the matter shall be submitted to mandatory, binding arbitration between the parties hereto according to the Commercial Arbitration Rules of the American Arbitration Association. The arbitrators determining the dispute shall be selected as follows: one (1) arbitrator shall be appointed by the Buyer, one (1) arbitrator shall be appointed by the Sellers, and the arbitrators so chosen shall, if themselves unable to agree on the issue within ten (10) days after their appointment, choose an additional arbitrator without unnecessary delay, and the decision in writing signed by any two (2) of them shall be final and binding on the parties hereto. If either party fails to appoint an arbitrator within ten (10) days after the other side shall have served written notice thereof upon the other party, then the arbitrator so appointed by the first party shall have power to proceed to arbitrate and determine the issue. No one shall be nominated or act as an arbitrator who is in any way financially interested in this Agreement or in the business affairs of either party. The arbitrators shall also determine the parties' liabilities for expenses of such reference, attorneys' fees and all other related costs. The decision or award of the arbitrators may be entered as a judgment in any court of competent jurisdiction. Each party will, upon the written request of the other party, promptly provide the other with copies of documents relevant to the issues raised by any claim or counterclaim. Other discovery may be ordered by the arbitrator to the extent the arbitrator deems additional discovery relevant and appropriate, and any dispute regarding discovery shall be determined by the arbitrator, which determination shall be conclusive. Shumaker, Loop & Kendrick shall disburse the escrowed amounts, including interest (if any), to the appropriate parties promptly upon receipt of the decision of the arbitrators or final judicial determination, if the arbitrators' determination is appealed.

                        ARTICLE V - POST CLOSING MATTERS

         5.1 Survival of Representations and Warranties. The representations, warranties and indemnifications made by the parties in this Agreement relating to any taxes, interest, penalties, assessments or deficiencies shall survive the Closing for the period of the applicable statute of limitations. All other representations, warranties, agreements and obligations made by the parties in this Agreement or in any certificate, schedule, document or instrument furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive the Closing for a period of two (2) years. Notwithstanding anything to the contrary in this Section, if notice of any claim for indemnification shall have been given within the applicable survival period, the representations and warranties that are the subject of such indemnification claim shall survive until such time as such claim is finally resolved. Notwithstanding any investigation or audit conducted before or after the Closing Date or the decision of any party to complete the Closing, each party shall be entitled to rely upon the representations and warranties set forth herein and therein and each such representation and warranty shall be deemed to be material.

         5.2 Maintenance of Books and Records. Each of Sellers and Buyer shall preserve until the fifth anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the assets, liabilities or business of the Practices prior to the Closing Date. After the Closing Date, Sellers shall provide Buyer with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to
(i) the officers and employees of Sellers and (ii) the books of account and records of Sellers, but, in each case, only to the extent relating to the assets, liabilities or business of the Practices prior to the Closing, and Buyer and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of Sellers; and further, provided, that, as to so much of such information as constitutes trade secrets or confidential business information of Sellers, Buyer and its officers, directors and representatives shall not disclose such information except (i) as required by law, (ii) with the prior written consent of Sellers, which consent shall not be unreasonably withheld or delayed, or (iii) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives.

         5.3 Discharge of Business Obligations. From and after the Closing Date, Sellers shall pay and discharge, in accordance with past practice but not less than on a timely basis, all obligations and liabilities incurred prior to the Closing Date in respect of the Practices.

         5.4 Payments Received. Sellers and Buyer each agree that after the Closing they will hold and will promptly transfer and deliver to the other, from time to time as and when received by them, any cash, checks with appropriate endorsements (using their best efforts not to convert such checks into cash) or other property that they may receive on or after the Closing which properly belongs to the other party, and will account to the other for all such receipts. From and after the Closing, Coast shall have the right and authority to endorse without recourse the name of Sellers on any check or any other evidences of indebtedness received by Coast on account of the Practices and the Assets transferred to Coast hereunder.

         5.5 Audit. Buyer has caused an audit of the Unaudited Financial Statements by Deloitte & Touche, the cost of which shall be borne by Buyer. Sellers and Owners represent and warrant to Buyer that to the best of their knowledge, Sellers' books and records are accurate and complete.

         5.6 Initial Public Offering. Coast covenants and agrees that after the Closing Date it shall undertake in good faith to effect an initial public offering of Coast's common stock; provided, however, that Coast shall not be obligated to effect an initial public offering, and may delay or terminate such efforts at its discretion, if the proposed offering price for Coast's common stock differs materially from those valuations previously discussed with the underwriters which are currently working with Coast on effecting an initial public offering.

         5.7 Additional Actions and Documents. From and after the Closing Date, Sellers and Owners will take or cause to be taken such further actions, and execute, deliver and file such further documents and instruments as Buyer may request from time to time to evidence transfer of the Assets to Buyer and to fully effectuate the purposes and terms of this Agreement.

                           ARTICLE VI - MISCELLANEOUS

         6.1 Taxes. Buyer shall pay of all federal, state and local sales, documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Assets in accordance therewith whether imposed by law on Sellers or Buyer.

         6.2 Expenses. Except as otherwise provided in this Agreement, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated hereby.

         6.3 Contents of Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. It shall not be amended or modified, and no provision hereof shall be waived, except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

         6.4 Assignment and Binding Effect. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the permitted successors and assigns of the parties.

         6.5 Waiver. No delay or failure on the part of either party in exercising any right hereunder, and no partial or single exercise hereof, will constitute a waiver of such right or of any other right hereunder.

         6.6 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by overnight, registered or certified mail, postage prepaid, as follows:

                 If to Coast or P.A. to:

                 Coast Dental Services, Inc.
                 25400 U.S. Highway 19, Suite 225
                 Clearwater, Florida 34623
                 Attention: Adam Diasti


                 With a copy to:

                 Darrell C. Smith, Esquire
                 Shumaker, Loop & Kendrick
                 Suite 2800, Barnett Plaza
                 101 East Kennedy Blvd.
                 Tampa, Florida 33602


                 If to Sellers or Owners, to:

                 Michael D. Witcher, D.D.S.,
                 Milo R. Novotny, D.D.S., and,
                 C.M. Garcia, D.M.D., P.A.
                 879 E. Semoran Blvd.
                 Casselberry, Florida 32707


                 With a copy to:

                 Mark Tate, Esq.
                 Fowler, White, Gillen, Boggs,
                   Villareal and Banker, P.A.
                 501 East Kennedy Blvd., Suite 1700
                 P.O. Box 1438
                 Tampa, Florida 33601
or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so personally delivered or three (3) business days after being deposited in the U.S. mail.

         6.7 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Florida.

         6.8 No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and, in the case of Article IV hereof, the other Indemnified Parties, and their heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons.

         6.9 Headings, Gender and "Person". All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity.

         6.10 Schedules and Exhibits. All Schedules and Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

         6.11 Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts when taken together shall constitute but one and the same instrument.

         6.13 Rules of Construction. The rules of construction which require the terms of an agreement to be construed most strictly against the drafter of such an agreement are hereby waived and relinquished by each party.

         6.14 Brokerage. Each of the parties hereto represents and warrants to the others that no broker is entitled to any commission or similar fee in connection with the making and carrying out of this Agreement.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                             "SELLERS"

                             SEMINOLE DENTAL CENTER


                             By:_________________________________
                                _______________, Partner

                             SEMINOLE DENTAL WEST


                             By:_________________________________
                                _______________, Partner

                             SEMINOLE DENTAL SOUTH


                             By:_________________________________
                                _______________, Partner

                             SEMINOLE DENTAL SERVICES, INC.


                             By:_________________________________
                                _______________, President


                             "OWNERS"

                             MICHAEL D. WITCHER, D.D.S., P.A.


                             By:_________________________________
                                Michael D. Witcher, D.D.S., President

                             MILO R. NOVOTNY, D.D.S., P.A.


                             By:_________________________________
                                Milo R. Novotny, D.D.S., President

                             C.M. GARCIA, D.M.D., P.A.


                             By:_________________________________
                                C.M. Garcia, D.M.D., P.A., President




                             "COAST"

                             COAST DENTAL SERVICES, INC.


                             By:_________________________________
                                Terek Diasti, President

                             "P.A."

                             COAST FLORIDA P.A.


                             By:_________________________________
                                Adam Diasti, President

                                PROMISSORY NOTE


$950,000.00                                                    October 31, 1996



         FOR VALUE RECEIVED, COAST DENTAL SERVICES, INC., a Delaware corporation ("Maker"), hereby promises to pay to SEMINOLE DENTAL CENTER, a Florida general partnership ("Payee"), the principal amount of Nine Hundred Fifty Thousand Dollars and No/100 ($950,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 2001.

         Principal on this Note shall be payable in sixty (60) consecutive equal monthly installments of Nineteen Thousand Two Hundred Sixty Six and 86/100 Dollars ($19,266.86) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Maker, the remaining Note balance, up to Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided that in the event that a public offering of the Common Stock of Maker occurs on or prior to December 31, 1996, the above described $750,000 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Florida P.A., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                         COAST DENTAL SERVICES, INC.


                                         By:
                                            ----------------------------------
                                              Terek Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                          ----------------------------------
                                          Terek Diasti


                                          ----------------------------------
                                          Adam Diasti

                                PROMISSORY NOTE


$425,000.00                                                     October 31, 1996


         FOR VALUE RECEIVED, COAST DENTAL SERVICES, INC., a Delaware corporation ("Maker"), hereby promises to pay to SEMINOLE DENTAL WEST, a Florida general partnership ("Payee"), the principal amount of Four Hundred Twenty Five Thousand Dollars and No/100 ($425,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 2001.

         Principal on this Note shall be payable in sixty (60) consecutive equal monthly installments of Eight Thousand Six Hundred Nineteen and 38/100 Dollars ($8,619.38) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Maker, the remaining Note balance, up to Four Hundred Twenty Five Thousand and No/100 Dollars ($425,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided, however, that if such public offering does not occur prior to October 31, 1997, the remaining Note balance, up to One Hundred Seventy Five Thousand and No/100 Dollars ($175,000.00), will be paid November 1, 1997, and the remaining balance shall be paid over the original term in equal monthly installments or until the date of the public offering at which time the remaining note balance, up to Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), will be paid together with any accrued interest. In the event that a public offering of the Common Stock of Maker occurs on or prior to December 31, 1996, the above described $425,000.00 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Florida P.A., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                     COAST DENTAL SERVICES, INC.


                                     By:
                                        ---------------------------------------
                                          Terek Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                      --------------------------
                                      Terek Diasti


                                      --------------------------
                                      Adam Diasti

                                PROMISSORY NOTE


$25,000.00                                                      October 31, 1996


         FOR VALUE RECEIVED, COAST DENTAL SERVICES, INC., a Delaware corporation ("Maker"), hereby promises to pay to SEMINOLE DENTAL SOUTH, a Florida general partnership ("Payee"), the principal amount of Twenty Five Thousand Dollars and No/100 ($25,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 2001.

         Principal on this Note shall be payable in sixty (60) consecutive equal monthly installments of Five Hundred Seven and 02/100 Dollars ($507.02) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Maker, the remaining Note balance, up to Twenty Five Thousand and No/100 Dollars ($25,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided, however, that if such public offering does not occur prior to October 31, 1997, the remaining Note balance, up to Eight Thousand and No/100 Dollars ($8,000.00), will be paid November 1, 1997, and the remaining balance shall be paid over the original term in equal monthly installments or until the date of the public offering at which time the remaining note balance, up to Seventeen Thousand and No/100 Dollars ($17,000.00), will be paid together with any accrued interest. In the event that a public offering of the Common Stock of Maker occurs on or prior to December 31, 1996, the above described $25,000.00 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Florida P.A., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                       COAST DENTAL SERVICES, INC.


                                       By:
                                          -------------------------------------
                                            Terek Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                       -----------------------------------
                                       Terek Diasti


                                       -----------------------------------
                                       Adam Diasti

                                PROMISSORY NOTE


$50,000.00                                                      October 31, 1996


         FOR VALUE RECEIVED, COAST DENTAL SERVICES, INC., a Delaware corporation ("Maker"), hereby promises to pay to MICHAEL D. WITCHER, D.D.S. ("Payee"), the principal amount of Fifty Thousand Dollars and No/100 ($50,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 1997.

         Principal on this Note shall be payable based upon an amortization rate of sixty (60) consecutive equal monthly installments of One Thousand Fourteen and 04/100 Dollars ($1,014.04) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Maker, the remaining Note balance, up to Fifty Thousand and No/100 Dollars ($50,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided, however, that if such public offering does not occur prior to October 31, 1997, the remaining Note balance, up to Fifty Thousand and No/100 Dollars ($50,000.00), will be paid November 1, 1997. In the event that a public offering of the Common Stock of Maker occurs on or prior to December 31, 1996, the above described $50,000.00 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Florida P.A., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                        COAST DENTAL SERVICES, INC.


                                        By:
                                           -----------------------------------
                                             Terek Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                    -----------------------------------
                                    Terek Diasti


                                    -----------------------------------
                                    Adam Diasti

                                PROMISSORY NOTE


$50,000.00                                                      October 31, 1996


         FOR VALUE RECEIVED, COAST DENTAL SERVICES, INC., a Delaware corporation ("Maker"), hereby promises to pay to C.M. GARCIA, D.M.D. ("Payee"), the principal amount of Fifty Thousand Dollars and No/100 ($50,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 2001.

         Principal on this Note shall be payable in sixty (60) consecutive equal monthly installments of One Thousand Fourteen and 04/100 Dollars ($1,014.04) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Maker, the remaining Note balance, up to Fifty Thousand and No/100 Dollars ($50,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided, however, that if such public offering does not occur prior to October 31, 1997, the remaining Note balance, up to Sixteen Thousand and No/100 Dollars ($16,000.00), will be paid November 1, 1997, and the remaining balance shall be paid over the original term in equal monthly installments or until the date of the public offering at which time the remaining note balance, up to Thirty Four Thousand and No/100 Dollars ($34,000.00), will be paid together with any accrued interest. In the event that a public offering of the Common Stock of Maker occurs on or prior to December 31, 1996, the above described $50,000.00 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Florida P.A., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                  COAST DENTAL SERVICES, INC.


                                  By:
                                     ------------------------------------------
                                       Terek Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                         -----------------------------------
                                         Terek Diasti


                                         -----------------------------------
                                         Adam Diasti

                                PROMISSORY NOTE


$200,000.00                                                     October 31, 1996


         FOR VALUE RECEIVED, COAST FLORIDA P.A., a Florida professional association ("Maker"), hereby promises to pay to SEMINOLE DENTAL CENTER, a Florida general partnership ("Payee"), the principal amount of Two Hundred Thousand and No/100 Dollars ($200,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 2001.

         Principal on this Note shall be payable in sixty (60) consecutive equal monthly installments of Four Thousand Fifty Six and 18/100 Dollars ($4,056.18) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Dental Services, Inc., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee except to other "Sellers" or "Owners" as such terms are defined in the Purchase Agreement. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.


                                            COAST FLORIDA P.A.


                                            By:
                                               -------------------------------
                                                 Adam Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                          ------------------------------------
                                          Terek Diasti


                                          ------------------------------------
                                          Adam Diasti

                                PROMISSORY NOTE


$100,000.00                                                     October 31, 1996


         FOR VALUE RECEIVED, COAST FLORIDA P.A., a Florida professional association ("Maker"), hereby promises to pay to SEMINOLE DENTAL WEST, a Florida general partnership ("Payee"), the principal amount of One Hundred Thousand and No/100 Dollars ($100,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 2001.

         Principal on this Note shall be payable in sixty (60) consecutive equal monthly installments of Two Thousand Twenty Eight and 09/100 Dollars ($2,028.09) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Dental Services, Inc., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee except to other "Sellers" or "Owners" as such terms are defined in the Purchase Agreement. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                        COAST FLORIDA P.A.


                                        By:
                                           -----------------------------------
                                             Adam Diasti, President


                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                     ----------------------------------
                                     Terek Diasti


                                     ----------------------------------
                                     Adam Diasti

                                PROMISSORY NOTE


$100,000.00                                                     October 31, 1996


         FOR VALUE RECEIVED, COAST FLORIDA P.A., a Florida professional association ("Maker"), hereby promises to pay to MICHAEL D. WITCHER, D.D.S. ("Payee"), the principal amount of One Hundred Thousand and No/100 Dollars ($100,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 1997.

         Principal on this Note shall be payable based on an amortization rate of sixty (60) consecutive equal monthly installments of Two Thousand Twenty Eight and 09/100 Dollars ($2,028.09) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Coast Dental Services, Inc. ("Coast"), the remaining Note balance, up to One Hundred Thousand and No/100 Dollars ($100,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided, however, that if such public offering does not occur prior to October 31, 1997, the remaining Note balance, up to One Hundred Thousand and No/100 Dollars ($100,000.00), will be paid November 1, 1997. In the event that a public offering of the Common Stock of Coast occurs on or prior to December 31, 1996, the above described $100,000.00 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Dental Services, Inc., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee except to other "Sellers" or "Owners" as such terms are defined in the Purchase Agreement. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.


                                         COAST FLORIDA P.A.


                                         By:
                                            -----------------------------------
                                              Adam Diasti, President



                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                    -----------------------------------
                                    Terek Diasti


                                    -----------------------------------
                                    Adam Diasti

                                PROMISSORY NOTE


$100,000.00                                                     October 31, 1996


         FOR VALUE RECEIVED, COAST FLORIDA P.A., a Florida professional association ("Maker"), hereby promises to pay to C.M. GARCIA, D.M.D. ("Payee"), the principal amount of One Hundred Thousand and No/100 Dollars ($100,000.00), together with interest thereon at a per annum rate equal to eight percent (8%). Interest shall be computed on the basis of the actual number of days elapsed in a year of 360 days from and including the date hereof through November 1, 1997.

         Principal on this Note shall be payable based on an amortization rate of sixty (60) consecutive equal monthly installments of Two Thousand Twenty Eight and 09/100 Dollars ($2,028.09) on the first day of each month commencing on December 1, 1996. If this Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Florida, the maturity of this Note or such installment shall be extended to the next succeeding business day. All payments under this Note shall be made in United States Dollars and delivered to Payee located at 879 E. Semoran Boulevard, Casselberry, Florida 32702 or such other location as specified in any written notice delivered by Payee to Maker.

         This Note may be prepaid in whole or in part at any time after January 1, 1997 and thereafter from time to time without premium or penalty. Any prepayment of the entire amount of principal hereof shall be accompanied by payment of accrued and unpaid interest on the principal amount prepaid through the date of payment. In the event of a public offering of the Common Stock of Coast Dental Services, Inc. ("Coast"), the remaining Note balance, up to One Hundred Thousand and No/100 Dollars ($100,000.00), will be paid together with any accrued interest, and the remaining balance, if any, shall be paid over the original term in equal monthly installments; provided, however, that if such public offering does not occur prior to October 31, 1997, the remaining Note balance, up to One Hundred Thousand and No/100 Dollars ($100,000.00), will be paid November 1, 1997. In the event that a public offering of the Common Stock of Coast occurs on or prior to December 31, 1996, the above described $100,000.00 amount shall be paid on January 2, 1997.

         This Note is being delivered to Payee by Maker pursuant to that certain Asset Purchase Agreement dated as of the date hereof between Payee, Maker and others (the "Purchase Agreement") and is subject to the terms and provisions thereof. Payment of this Note is secured by that certain Collateral Assignment and Security Agreement of even date hereof between Payee, Maker and others (the "Security Agreement").

         Upon the happening of any of the following events of default, the entire unpaid principal balance and accrued interest of this Note shall, at the option of the Payee, become immediately due and payable, and may be collected forthwith without notice to the Maker, regardless of the stipulated date of maturity of this Note:

                 (a) Upon non-payment of any installment of principal or interest when due under this Note which non-payment continues for a period of more than ten days after written notice of default is sent by Maker to Payee by registered or certified mail;

                 (b) Upon a default in payment under any other promissory note made by Maker under the Purchase Agreement after the expiration of any applicable grace period for such payment;

                 (c) Upon a default in payment under any promissory note made by Coast Dental Services, Inc., pursuant to the Purchase Agreement after the expiration of any applicable grace period for such payment; or

                 (d) Upon a breach by Maker of any of the material terms of the Purchase Agreement or the Security Agreement after notice and the expiration of any applicable time period for the cure thereof.

         The Maker, including any guarantors hereof, waives notice of protest, demand, presentment, dishonor, maturity, nonpayment, and all requirements necessary to make them liable as maker, and agrees that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt in the event of any default hereunder, or other indulgence granted from time to time, shall not be construed as a novation of this Note or a waiver of the right of the Payee to thereafter insist upon strict compliance with the terms of this Note without previous written notice of such intention being given to the Maker.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. The Maker consents and agrees that Seminole County, Florida, shall be the proper, exclusive, and convenient venue for any legal proceeding in federal or state court arising under this Note, and waives any defense, whether asserted by motion or by pleading, that Seminole County, Florida, is an improper or inconvenient venue.

         The Maker shall pay all necessary intangible taxes and documentary stamp taxes due on the obligation evidenced by this Note, and Maker shall deliver the Note to the Payee with all necessary documentary stamps affixed.

         THE MAKER AND ANY GUARANTORS HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

         If this Note or any payment of accrued interest is not paid within ten days after written notice of such non-payment is sent by Maker to Payee by registered or certified mail, Maker agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by Payee including, but not limited to, reasonable attorneys' fees. Maker has the right to set off and deduct from any accrued but unpaid amount of principal and interest owing hereunder, as provided in the Purchase Agreement.

         This Note shall be binding upon Maker and its successors and assigns but shall not be assignable by Payee except to other "Sellers" or "Owners" as such terms are defined in the Purchase Agreement. Any assignment of this Note by Maker shall not relieve Maker of its payment obligations hereunder except with the written consent of Payee.

         This Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.

                                       COAST FLORIDA P.A.


                                       By:
                                          -------------------------------------
                                            Adam Diasti, President




                                    GUARANTY

         In consideration of the extension of credit to Maker and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Adam Diasti and Terek Diasti, jointly and severally (together called "Guarantor"), hereby guarantee to Payee in full, complete, and punctual performance and payment in cash by Maker of all liabilities and obligations of Maker under the Note, when and as they become due, payable, and performable (collectively, the "Liabilities"). This Guaranty (a) is an absolute, present, unconditional and continuing guaranty of payment and performance (and not of collection) and is not conditioned or contingent in any way on any attempt by Payee to collect from Maker all or any part of the Liabilities; and (b) will not be affected, released, or discharged in any manner by:

                 (i) any waiver, alteration, amendment, extension, acceleration, modification, or other change concerning the time, amount, or manner of payment or performance of any of the Liabilities;

                 (ii) any discharge or release of any of the Liabilities against Maker;

                 (iii) any action, omission, or delay in enforcing any of the Liabilities or with respect to the Note; and/or

                 (iv) the receipt, exchange, surrender, or release of any security for any of the Liabilities.

         This Guaranty will continue in full force and effect until all of the Liabilities have been completely performed and fully paid in cash. If Maker fails to pay or perform any of the Liabilities, Guarantor immediately shall cure the nonpayment or nonperformance in the same manner and as fully as Maker is obligated to do. A waiver, discharge, amendment, modification, revocation, or termination of this Guaranty or any provision of it will be valid and effective only if it is in writing and signed by Payee and each Guarantor.


                                   -----------------------------------
                                   Terek Diasti


                                   -----------------------------------
                                   Adam Diasti

                            AFFILIATED PROFESSIONAL
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT, made as of this 31st day of October, 1996, between Coast Dental Services, Inc., a Delaware corporation (the "Corporation"), and Michael D. Witcher (the "Participant").

                                  WITNESSETH:

         WHEREAS, the Participant is a key employee of the Corporation's affiliated professional association, Coast Florida P.A. (the "P.A."); and

         WHEREAS, the Corporation has adopted the Coast Dental Services, Inc. Affiliated Professional Stock Option Plan (the "Plan") in order to provide officers, key employees and key employees of contractors of the P.A. with an opportunity to acquire an equity interest in the Corporation; and

         WHEREAS, the Corporation has decided to grant stock options to the Participant on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Grant of Options. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant an option to purchase, effective on the effective date (the "IPO Date") of the Corporation's initial public offering of the shares of common stock, $0.001 par value, of the Corporation (the "Common Stock"), that number of shares of Common Stock equal to Two Hundred Thousand Dollars ($200,000) divided by the subscription price per share (the "Subscription Price") being paid by public investors in the initial public offering of the Company's Common Stock, at an option price equal to the Subscription Price. The options to purchase the shares of Common Stock granted under this Agreement (the "Options") are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The number of shares subject to the foregoing options are hereinafter referred to as the "Option Allotment.

         2. Period of Exercise. The Options shall become exercisable by the Participant in three annual installments, beginning on the IPO Date. At any time during the term of the Options, the maximum number of shares of Common Stock the Participant may purchase by exercising the Options shall be limited as specified in the following schedule:

                                                   MAXIMUM NUMBER OF SHARES
                 PERIOD                             WHICH CAN BE PURCHASED

         From the IPO Date to October 31, 1997     Up to one-third of the Option
                                                   Allotment

         From November 1, 1997 to October 31, 1998 Up to two-thirds of the
                                                   Option Allotment (less any
                                                   shares previously purchased
                                                   through the Options)

         From November 1, 1998 to ___*___, 2006    Up to the full amount of the
                                                   Option Allotment (less any
                                                   shares previously purchased
                                                   through the Options)
           (*the 10th anniversary of the IPO Date)

         3. Termination Date of Options. The Options granted herein shall terminate on ________ __, 2006, the tenth anniversary of the IPO Date. The Participant shall have no right to exercise the Options at any time after this date.

         4. Manner of Exercise. When the Participant elects to exercise the Options to purchase shares of Common Stock, he shall give written notice of such exercise to the Corporation's Secretary of the Corporation. The notice of exercise shall state the number of shares of Common Stock as to which the Options are being exercised. The Participants may only exercise the Options if an initial public offering of the Common Stock occurs, and the parties hereto acknowledge and agree that the Corporation may decide not to carry out the initial public offering and thereby extinguish the Participant's rights hereunder without any further obligation or liability on the part of the Corporation.

                 The Participant may exercise the Options to purchase all, or any lesser whole number, of the number of shares of Common Stock which he is then permitted to purchase under Paragraph 2.

         5. Payment for Shares. Full payment of the option price for the shares of Common Stock purchased by exercising the Options shall be due at the time the notice of exercise is delivered pursuant to Paragraph 4. Such payment may be made (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Participant for at least six months, with a fair market value equal to the option price, or (iii) at the discretion of the Committee (as such term is defined in the Plan), in any other form acceptable to the Corporation.

                 If the Common Stock is publicly traded at the time of the exercise, the Participant may exercise his Options by delivering a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Options promptly to the Participant's stockbroker for the Participant's account.

         6. Issuance of Stock Certificates for Shares. The stock certificates for any shares of Common Stock issuable to the Participant upon exercise of the Options shall be delivered to the Participant (or to the person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution) as promptly after the date of exercise as is feasible, but not before the Participant has paid the option price for such shares. The Corporation shall place such legends on the stock certificates, and such other notations on its stock transfer records, as may be necessary to identify such shares as shares issued pursuant to the exercise of stock options.

         7. Termination. If the Participant's employment with the P.A. terminates during the term of the Options, the Participant shall have the right to exercise the Options during a period of ninety (90) days following the termination of employment, but in no event later than the tenth anniversary of the IPO Date. The maximum number of shares the Participant may purchase by exercising the Options during this ninety day period shall not exceed the number of shares which could be purchased by the Participant immediately prior to the date of termination pursuant to Paragraph 2.

         8. Effect of Death. If the Participant dies before the Options expire or have been exercised with respect to all of the shares of Common Stock subject to the Options, the Participant's executor, administrator, or any person to whom the Options may be transferred by his will or by the laws of descent, shall have the right to exercise the Options, to the extent not previously exercised, at any time prior to the first anniversary of the date of
death, but in no event later than the tenth anniversary of the IPO Date.    For
this purpose, the terms of this Agreement shall be deemed to apply to such person as if he or she were the Participant.

         9. Effect of Change in Corporate Control. Notwithstanding the restrictions on exercisability imposed on the Participant's Options pursuant to Paragraph 2 above, the Participant's Options shall become immediately exercisable in full in the event of a Change in Corporate Control.

                 For purposes of this Paragraph 9, a "Change in Corporate Control" shall include any of the following events:

         (a) The acquisition in one or more transactions of more than twenty percent of the Corporation's outstanding Common Stock (or the equivalent in voting power of any classes or classes of securities of the Corporation entitled to vote in elections of directors) by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended);

         (b) Any transfer or sale of substantially all of the assets of the Corporation, or any merger or consolidation of the Corporation into or with another corporation in which the Corporation is not the surviving entity;

         (c) Any election of persons to the Board of Directors which causes a majority of the Board of Directors to consist of persons other than "Continuing Directors". For this purpose, those persons who were members of the Board of Directors on September 1, 1996, shall be "Continuing Directors". Any person who is nominated for election as a member of the Board after September 1, 1996, shall also be considered a "Continuing Director" for this purpose if, and only if, his or her nomination for election to the Board of Directors is approved or recommended by a majority of the members of the Board (or of the relevant Nominating Committee) and at least five (5) members of the Board are themselves Continuing Directors at the time of such nomination; or

         (d) Any person, or group of persons, announces a tender offer for at least thirty percent (30%) of the Corporation's Common Stock.

provided that, no public offering or private placement of shares of the Company's Common Stock, or other transaction approved by the Company's Board of Directors shall be considered to be a Change in Corporate Control.

         10. Non-Transferability of Options. The Participant's rights under the Options may not be assigned or transferred by the Participant other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, at its discretion, permit a Participant to transfer all or a portion of his Options to members of his immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options in the hands of the transferee shall be subject to termination in accordance with this Agreement to the same extent and upon the same terms and conditions as if such Options remained owned by the Participant.

         11. Securities Laws. The Corporation may from time to time impose any conditions on the exercise of the Options as it deems necessary or advisable to ensure that the Options granted hereunder, and each exercise thereof, satisfy the applicable requirements of federal and state securities laws. Such conditions to satisfy applicable federal and state securities laws may include, without limitation, the partial or complete suspension of the right to exercise the Options until the offering of the shares covered by the Options have been registered under the Securities Act of 1933, or the printing of legends on all stock certificates issued to the Participant referring to the restrictions on the transferability of such shares.

         12. Rights Prior to Issuance of Certificates. Neither the Participant nor any person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution shall have any of the rights of a stockholder with respect to any shares of Common Stock until the date of the issuance to him of certificates for such Common Stock as provided in Paragraph 6 above.

         13.  Miscellaneous.

                 (a) This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

                 (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both the Participant and the Corporation.

                 (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law, provided that matters of corporate law, including issuance of shares of the Common Stock, shall be governed by the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the parties have executed this Agreement in two counterparts on the date and year first above written.


ATTEST:                                    COAST DENTAL SERVICES, INC.



                                           By:
--------------------------------               --------------------------------
Joseph R. Smith, Secretary                        Terek Diasti, President


                                           PARTICIPANT:


--------------------------------           ------------------------------------
                                            Name:  Michael D. Witcher, D.D.S.

                            AFFILIATED PROFESSIONAL
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT, made as of this 31st day of October, 1996, between Coast Dental Services, Inc., a Delaware corporation (the "Corporation"), and C.M. Garcia D.M.D. (the "Participant").

                                  WITNESSETH:

         WHEREAS, the Participant is a key employee of the Corporation's affiliated professional association, Coast Florida P.A. (the "P.A."); and

         WHEREAS, the Corporation has adopted the Coast Dental Services, Inc. Affiliated Professional Stock Option Plan (the "Plan") in order to provide officers, key employees and key employees of contractors of the P.A. with an opportunity to acquire an equity interest in the Corporation; and

         WHEREAS, the Corporation has decided to grant stock options to the Participant on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Grant of Options. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant an option to purchase, effective on the effective date (the "IPO Date") of the Corporation's initial public offering of the shares of common stock, $0.001 par value, of the Corporation (the "Common Stock"), that number of shares of Common Stock equal to Two Hundred Thousand Dollars ($200,000) divided by the subscription price per share (the "Subscription Price") being paid by public investors in the initial public offering of the Company's Common Stock, at an option price equal to the Subscription Price. The options to purchase the shares of Common Stock granted under this Agreement (the "Options") are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The number of shares subject to the foregoing options are hereinafter referred to as the "Option Allotment.

         2. Period of Exercise. The Options shall become exercisable by the Participant in three annual installments, beginning on the IPO Date. At any time during the term of the Options, the maximum number of shares of Common Stock the Participant may purchase by exercising the Options shall be limited as specified in the following schedule:

                                                   MAXIMUM NUMBER OF SHARES
                 PERIOD                             WHICH CAN BE PURCHASED
                 ------                             ----------------------
         From the IPO Date to October 31, 1997     Up to one-third of the Option Allotment

         From November 1, 1997 to October 31, 1998 Up to two-thirds of the Option Allotment (less any shares previously purchased through the Options)

         From November 1, 1998 to ___*___, 2006    Up to the full amount of the Option Allotment (less any shares
                                     -
                                                   previously purchased through the Options)
           (*the 10th anniversary of the IPO Date)

         3. Termination Date of Options. The Options granted herein shall terminate on ________ __, 2006, the tenth anniversary of the IPO Date. The Participant shall have no right to exercise the Options at any time after this date.

         4. Manner of Exercise. When the Participant elects to exercise the Options to purchase shares of Common Stock, he shall give written notice of such exercise to the Corporation's Secretary of the Corporation. The notice of exercise shall state the number of shares of Common Stock as to which the Options are being exercised. The Participants may only exercise the Options if an initial public offering of the Common Stock occurs, and the parties hereto acknowledge and agree that the Corporation may decide not to carry out the initial public offering and thereby extinguish the Participant's rights hereunder without any further obligation or liability on the part of the Corporation.

                 The Participant may exercise the Options to purchase all, or any lesser whole number, of the number of shares of Common Stock which he is then permitted to purchase under Paragraph 2.

         5. Payment for Shares. Full payment of the option price for the shares of Common Stock purchased by exercising the Options shall be due at the time the notice of exercise is delivered pursuant to Paragraph 4. Such payment may be made (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Participant for at least six months, with a fair market value equal to the option price, or (iii) at the discretion of the Committee (as such term is defined in the Plan), in any other form acceptable to the Corporation.

                 If the Common Stock is publicly traded at the time of the exercise, the Participant may exercise his Options by delivering a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Options promptly to the Participant's stockbroker for the Participant's account.

         6. Issuance of Stock Certificates for Shares. The stock certificates for any shares of Common Stock issuable to the Participant upon exercise of the Options shall be delivered to the Participant (or to the person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution) as promptly after the date of exercise as is feasible, but not before the Participant has paid the option price for such shares. The Corporation shall place such legends on the stock certificates, and such other notations on its stock transfer records, as may be necessary to identify such shares as shares issued pursuant to the exercise of stock options.

         7. Termination. If the Participant's employment with the P.A. terminates during the term of the Options, the Participant shall have the right to exercise the Options during a period of ninety (90) days following the termination of employment, but in no event later than the tenth anniversary of the IPO Date. The maximum number of shares the Participant may purchase by exercising the Options during this ninety day period shall not exceed the number of shares which could be purchased by the Participant immediately prior to the date of termination pursuant to Paragraph 2.

         8. Effect of Death. If the Participant dies before the Options expire or have been exercised with respect to all of the shares of Common Stock subject to the Options, the Participant's executor, administrator, or any person to whom the Options may be transferred by his will or by the laws of descent, shall have the right to exercise the Options, to the extent not previously exercised, at any time prior to the first anniversary of the date of
death, but in no event later than the tenth anniversary of the IPO Date.    For
this purpose, the terms of this Agreement shall be deemed to apply to such person as if he or she were the Participant.

         9. Effect of Change in Corporate Control. Notwithstanding the restrictions on exercisability imposed on the Participant's Options pursuant to Paragraph 2 above, the Participant's Options shall become immediately exercisable in full in the event of a Change in Corporate Control.

                 For purposes of this Paragraph 9, a "Change in Corporate Control" shall include any of the following events:

         (a) The acquisition in one or more transactions of more than twenty percent of the Corporation's outstanding Common Stock (or the equivalent in voting power of any classes or classes of securities of the Corporation entitled to vote in elections of directors) by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended);

         (b) Any transfer or sale of substantially all of the assets of the Corporation, or any merger or consolidation of the Corporation into or with another corporation in which the Corporation is not the surviving entity;

         (c) Any election of persons to the Board of Directors which causes a majority of the Board of Directors to consist of persons other than "Continuing Directors". For this purpose, those persons who were members of the Board of Directors on September 1, 1996, shall be "Continuing Directors". Any person who is nominated for election as a member of the Board after September 1, 1996, shall also be considered a "Continuing Director" for this purpose if, and only if, his or her nomination for election to the Board of Directors is approved or recommended by a majority of the members of the Board (or of the relevant Nominating Committee) and at least five (5) members of the Board are themselves Continuing Directors at the time of such nomination; or

         (d) Any person, or group of persons, announces a tender offer for at least thirty percent (30%) of the Corporation's Common Stock.

provided that, no public offering or private placement of shares of the Company's Common Stock, or other transaction approved by the Company's Board of Directors shall be considered to be a Change in Corporate Control.

         10. Non-Transferability of Options. The Participant's rights under the Options may not be assigned or transferred by the Participant other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, at its discretion, permit a Participant to transfer all or a portion of his Options to members of his immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options in the hands of the transferee shall be subject to termination in accordance with this Agreement to the same extent and upon the same terms and conditions as if such Options remained owned by the Participant.

         11. Securities Laws. The Corporation may from time to time impose any conditions on the exercise of the Options as it deems necessary or advisable to ensure that the Options granted hereunder, and each exercise thereof, satisfy the applicable requirements of federal and state securities laws. Such conditions to satisfy applicable federal and state securities laws may include, without limitation, the partial or complete suspension of the right to exercise the Options until the offering of the shares covered by the Options have been registered under the Securities Act of 1933, or the printing of legends on all stock certificates issued to the Participant referring to the restrictions on the transferability of such shares.

         12. Rights Prior to Issuance of Certificates. Neither the Participant nor any person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution shall have any of the rights of a stockholder with respect to any shares of Common Stock until the date of the issuance to him of certificates for such Common Stock as provided in Paragraph 6 above.

         13.  Miscellaneous.

                 (a) This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

                 (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both the Participant and the Corporation.

                 (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law, provided that matters of corporate law, including issuance of shares of the Common Stock, shall be governed by the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the parties have executed this Agreement in two counterparts on the date and year first above written.


ATTEST:                                    COAST DENTAL SERVICES, INC.



                                           By:
-------------------------------               -------------------------------
Joseph R. Smith, Secretary                      Terek Diasti, President


                                                   PARTICIPANT:


-------------------------------            ----------------------------------
                                            Name:  Michael D. Witcher, D.D.S.

                  COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

         COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT, dated as of the 31st day of October, 1996, by and among COAST FLORIDA P.A., a Florida professional association ("P.A."), COAST DENTAL SERVICES, INC., a Delaware corporation ("Coast"), SEMINOLE DENTAL CENTER, SEMINOLE DENTAL WEST, SEMINOLE DENTAL SOUTH, Florida general partnerships, and SEMINOLE DENTAL SERVICES, INC., a Florida corporation, (collectively, "Secured Parties"). P.A. and Coast are together referred to as the "Grantors."

                                   WITNESSETH:

         WHEREAS, this Agreement is entered into in connection with three (3) promissory notes issued on the date hereof by Coast to the Secured Parties in the aggregate principal amount of $1,400,000, and two (2) promissory notes issued on the date hereof by P.A. to the Secured Parties in the aggregate principal amount of $300,000 (collectively, the "Notes");

         WHEREAS, P.A. and Coast have purchased certain of Secured Parties' respective assets and assumed certain of Secured Parties' respective liabilities and contractual obligations relating to the Secured Parties' dental practices (the "Practices") pursuant to that certain Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement");

         WHEREAS, it is a condition precedent to the Secured Parties' entry into the Asset Purchase Agreement that the Grantors shall have granted to the Secured Parties the security interest contemplated by this Agreement and that Coast shall have collaterally assigned to the Secured Parties certain real property leases relating to the Practices as contemplated in this Agreement in order that upon the occurrence of an Event of Default, as defined in Section 7 hereof, the Secured Parties may immediately reenter and assume the Practices; and

         WHEREAS, Grantors agree upon the occurrence of an Event of Default to turn over control, operation and ownership of the Practices to the Secured Parties upon the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the Secured Parties' entry into the Asset Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree as follows:

         1 . P.A.'s Grant of Security. P.A. hereby grants to the Secured Parties a security interest in all of P.A.'s right, title and interest in and to the complete patient list, including names, addresses and telephone numbers, and patient records associated with the Practices (collectively, the "Records"), whether now owned or hereafter acquired in whatever form, including, without limitation, all payments under insurance, whether or not the Secured Parties are the loss payees thereof with respect to such Records.

         2. Coast's Grant of Security. Coast hereby grants to the Secured Parties a security interest in all of Coast's right, title and interest in and to the names "Seminole Dental Center", "Seminole Dental West", "Seminole Dental South" and "Seminole Dental Services" and all goodwill associated therewith. The Records and the names "Seminole Dental Center", "Seminole Dental West", "Seminole Dental South" and "Seminole Dental Services" are collectively referred to as the "Collateral."

         3. Coast's Collateral Assignment of Leases. Coast hereby assigns, transfers and sets over to the Secured Parties as collateral security for the Obligations (as defined below) all of Coast's right, title and interest to those real property leases transferred to Coast pursuant to the Asset Purchase Agreement (the "Assigned Leases"). Notwithstanding the foregoing collateral assignment, the Secured Parties shall not have any obligation to make any payments and are not assuming any liabilities with respect to such Assigned Leases.

         4. Security for Obligations. This Agreement and the security interests and the collateral assignment created hereby secure the payment and performance of all indebtedness, liabilities and obligations of each and both of the Grantors, owing to the Secured Parties now or hereafter existing under the Notes (all such obligations of the Grantors being herein called the "Obligations"). The grant of this security interest will in no respect limit the Secured Parties' remedies otherwise available at law or equity.

         5 . Further Assurances. The Grantors, jointly and severally agree that from time to time, at their expense, they will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral or the Assigned Leases. Without limiting the generality of the foregoing, the Grantors will execute and file such financing or continuation statements, or amendments thereof, and such other agreements, documents, instruments or notices, as the Secured Parties may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

         6. Records. During the term of this Agreement, P.A.:

                  (a) Shall keep the Records at one or more of the places specified in Exhibit A attached hereto and made a part hereof or at such other places as requested by the Secured Parties in accordance with Section 9(a) hereof.

                  (b) Shall pay promptly when due any and all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith.

                  (c) Shall at all times keep the Records fully insured against such hazards and upon such terms as P.A. deems reasonable. All such insurance shall name the Secured Parties as insured parties and such insurance shall provide for ten (10) days' written minimum cancellation notice to the Secured Parties. P.A. shall, upon the request of the Secured Parties, cause certificates of such insurance to be delivered to the Secured Parties and shall deliver copies of all insurance policies to the Secured Parties. After an Event of Default (as defined in Section 7 below), the Secured Parties may act as attorneys for P.A. in obtaining and canceling such insurance, endorsing any drafts with respect to such insurance and adjusting and settling any and all claims with respect thereto.

                  (d) Shall be the lawful owner of the Records free and clear of all liens, encumbrances and security interests (other than those held by the Secured Parties). The Records will at all times be in reasonably good order and condition.

                  (e) Shall promptly notify the Secured Parties of any changes in the location of the Records from the locations indicated in Exhibit A.

                  (f) Shall not sell or offer to sell or otherwise transfer any of the Records or any interest therein without the written consent of the Secured Parties, except that P.A. may dispose of Records in the ordinary course of its business, upon the request of patients or as required by law.

                  (g) Shall have possession of the Records until an Event of Default occurs, and shall use them in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

         7. Events of Default: Acceleration. Any or all Obligations shall, at the option of the Secured Parties, become immediately due and payable, without notice or demand, upon the occurrence of any of the following events of default ("Events of Default"):

                  (a) material default in the performance of any material covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after the date upon which written notice thereof is given to each of the Grantors by the Secured Parties;

                  (b) the non-payment of any installment of principal or interest under the Notes after expiration of any grace periods for such payments;

                  (c) a breach of any material provision of the Leases by Grantors not cured within the longer of fifteen (15) days or the cure period (if any) for breaches set forth in the Assigned Leases (Grantors covenant and agree to give Secured Parties prompt notice of any breach of any material provision of the Assigned Leases); or

                  (d) the imposition of any material adverse claim by any court of competent jurisdiction after a final adjudication and exhaustion of all appeals with respect to any of the Collateral or the Assigned Leases which is not discharged within ninety (90) days.

         8. Secured Parties Appointed Attorneys-in-Fact. Upon the happening of any Event of Default, the Grantors jointly and severally hereby irrevocably appoint the Secured Parties their individual and joint attorneys-in-fact, with full authority in their place and stead and in their name or otherwise, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to file any claims, take or settle any action or institute any proceedings which the Secured Parties may deem necessary or desirable with respect to the Assigned Leases and for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral or the Assigned Leases.

         9. Remedies. If any Event of Default shall have occurred:

                  (a) The Secured Parties may exercise with respect to the Collateral and the Assigned Leases, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Florida Uniform Commercial Code and also may (i) immediately enter the premises which are leased pursuant to the Assigned Leases and thereafter enjoy exclusive possession of and control over such premises, (ii) require P.A. to, and P.A. hereby agrees that it will at its expense and upon the request of the Secured Parties forthwith, assemble all or part of the Records as directed by the Secured Parties and make the Records available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to the parties, and
         (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties' offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Parties may deem commercially reasonable. The Grantors agree that at least ten days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Parties or any other purchaser may bid on and purchase all or any portion of the Collateral at such private or public sale and thereafter hold the same absolutely, free and clear of any claim or right of whatever kind; any such demand, notice or claim of right being hereby expressly waived.

                  (b) All cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Parties, be held by the Secured Parties as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Parties against, all or any part of the Obligations in such order as the Secured Parties shall elect. Any surplus of such cash or cash proceeds held by the Secured Parties and remaining after payment in full of all the obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus. The Grantors shall remain liable to the Secured Parties for any deficiency in the Obligations remaining unpaid after the application of such cash proceeds. Nothing herein contained shall in any manner limit or restrict the Secured Parties' right to proceed directly against either or both of the Grantors without causing the Secured Parties to exhaust or in any manner to exercise their rights with respect to the Collateral, Secured Parties shall be entitled to all costs and expenses of incurred in enforcing their rights under this Agreement, including, but not limited to, reasonable attorneys' fees.

         10. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the full and final payment of the Obligations, (ii) be binding upon the Grantors, their successors and assigns and (iii) inure to the benefit of the Secured Parties. The Secured Parties may not transfer their rights hereunder. Upon the full and final payment of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral then remaining shall revert to the Grantors. The collateral assignment in Section 3 hereof is given as collateral security for the prompt payment of the Obligations, upon the condition, however, that if the Grantors shall pay or cause to be paid to the Secured Parties all of the Obligations, then such assignment shall be null and void and all rights to the Assigned Leases shall revert to Coast; otherwise it shall remain in full force and effect. Upon any such termination, the Secured Parties will execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

         11. Representation and Warranties of the Grantors. The Grantors represent and warrant to the Secured Parties as follows:

                  (a) Corporate Existence.

                           (i) P.A. is a professional association duly
                  organized, validly existing and in good standing under the laws of the State of Florida.

                           (ii) Coast is a corporation duly organized, validly
                  existing and in good standing under the laws of the State of Delaware.

                  (b) Corporate Power and Authorization. Each of the Grantors has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by the Grantors and constitutes a legal, valid and binding obligation of the Grantors enforceable against the Grantors in accordance with its respective terms, except as limited by bankruptcy, insolvency, or moratorium laws or by general principles of equity.

                  (c) Validity of Security Interest and Collateral Assignment. The execution, delivery and performance by the Grantors of this Agreement does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other party under (i) any existing law, ordinance, or governmental rule or regulation to which either of the Grantors is subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to either of the Grantors, (iii) the Certificate of Incorporation or By-Laws of Coast, (iv) the Articles of Incorporation or By-Laws of P.A., or (v) any mortgage, indenture, agreement, contract, commitment, lease, plan or other instrument, document or understanding, oral or written, to which either of the Grantors is a party or by which either of the Grantors is otherwise bound. No authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery and performance of this Agreement by the Grantors, except for filings which may be required for the perfection of the security interest granted by this Agreement and any necessary continuations thereof.

         12. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by overnight, registered or certified mail, postage prepaid, as follows:



                  If to Coast or P.A., to:

                  Coast Dental Services, Inc.
                  25400 U.S. Highway 19, Suite 225
                  Clearwater, Florida 34623
                  Attention: Adam Diasti


                  With a copy to:

                  Darrell C. Smith, Esquire
                  Shumaker, Loop & Kendrick
                  Suite 2800, Barnett Plaza
                  101 East Kennedy Blvd.
                  Tampa, Florida 33602

                  If the Secured Parties, to:

                  Michael D. Witcher, D.D.S.,
                  Milo R. Novotny, D.D.S., and,
                  C.M. Garcia, D.M.D., P.A.
                  879 E. Semoran Blvd.
                  Casselberry, Florida 32707

                  With a copy to:

                  Mark Tate, Esquire
                  Fowler, White, Gillen, Boggs,
                    Villareal and Banker, P.A.
                  501 East Kennedy Blvd., Suite 1700
                  P.O. Box 1438
                  Tampa, Florida 33601

         13. Miscellaneous.

                  (a) No course of dealing between either of the Grantors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the Secured Parties' rights and remedies with respect to the Collateral and the Assigned Leases shall be cumulative and may be exercised singly or concurrently.

                  (c) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         14. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida.

         15. Headings. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts when taken together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            "P.A."

                                            COAST FLORIDA P.A.


                                            By:
                                               ---------------------------
                                               Adam Diasti, President

                                            "COAST"

                                            COAST DENTAL SERVICES, INC.


                                            By:
                                               ---------------------------
                                               Terek Diasti, President

                                            "SECURED PARTIES"

                                            SEMINOLE DENTAL CENTER


                                            By:
                                               ---------------------------
                                                                , Partner
                                               -----------------

                                            SEMINOLE DENTAL WEST


                                            By:
                                               ---------------------------
                                                                , Partner
                                               -----------------

                                            SEMINOLE DENTAL SOUTH


                                            By:
                                               ---------------------------
                                                                 , Partner
                                               ------------------

                                            SEMINOLE DENTAL SERVICES, INC.


                                            By:
                                               ----------------------------
                                                                , President
                                               -----------------

                EMPLOYMENT AGREEMENT AND COVENANT NOT TO COMPETE

         This EMPLOYMENT AGREEMENT AND COVENANT NOT TO COMPETE (this "Agreement") is made as of the 1st day of November, 1996, between COAST FLORIDA P.A., a Florida professional association with its principal place of business at 25400 U.S. Highway 19, Suite 225, Clearwater, Florida 34623 (the "Company"), and MICHAEL D. WITCHER, D.D.S., residing at_________________________the "Employee").

         WHEREAS, the Company and Coast Dental Services, Inc. ("Coast") have purchased certain of the assets of Seminole Dental Center, Seminole Dental West, Seminole Dental South, Florida general partnerships, and Seminole Dental Services, Inc., a Florida corporation (collectively the "Sellers"), pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of October 31, 1996;

         WHEREAS, the Employee's wholly-owned professional association has an ownership interest in certain of the partnership interests of those Sellers that are partnerships;

         WHEREAS, the Employee is a dentist licensed to practice dentistry in the State of Florida who possesses special knowledge relating to the assets purchased pursuant to the Asset Purchase Agreement and who has developed valuable, long-term relationships with patients to be cared for by the Company which make him valuable to the Company and which will contribute to the Company's future success;

         WHEREAS, the Company desires to employ the Employee and the Employee desires to serve in the employ of the Company upon the terms and conditions set forth herein; and

         WHEREAS, as consideration and inducement for the Company and Coast entering into the Asset Purchase Agreement and such employment arrangement, and in consideration of the payment hereinafter described, the Employee agrees to enter into a covenant not to compete.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Employment, Acceptance and Term.

                  1.1 Subject to the terms and conditions of this Agreement, the Company hereby agrees to employ the Employee, and the Employee hereby agrees to serve the Company, as a dentist for the term set forth in Section 1.2 below.

                  1.2 The term of this Agreement shall be for a three (3) year period commencing on the date hereof and ending on October 31, 1999 (the "Initial Term"). This Agreement may be renewed by mutual agreement of the Company and the Employee for subsequent terms of one (1) year by giving either party giving notice at least thirty (30) days prior to the end of any term hereof to the other party of such renewal, and such other party accepting such offer to renew (each such renewed employment term is referred to herein as a "Subsequent Term").

         2.       Duties and Authority.

         During the Initial Term, the Employee shall devote a portion of his professional time and energies to the practice of dentistry and the other business and affairs of the Company. The Employee shall not accept any other employment during the Initial Term of this Agreement, nor shall he permit such personal business interests as he may have to interfere with the performance of his duties hereunder, provided, however, that Employee can continue to practice dentistry at his dental office located in Gainsville, Georgia. The Employee agrees to use his best efforts, skill and abilities to promote the Company's interests and to faithfully and diligently perform, to the best of his abilities, such dentistry and dental practice management duties as were historically performed by Employee with Sellers and as such duties may from time to time be reasonably assigned to him by the Company's president and such other duties as may be mutually agreed to by the parties in writing. The parties hereto acknowledge that the Employee shall perform such dentistry duties in accordance with local and state customs and rules of ethical conduct and standards of professional care. All such services shall be rendered for and in consideration of the compensation payable to the Employee under Section 3 hereof. All duties of Employee shall be performed at the Company's current dental offices located at (a) 879 East Semoran Blvd., Casselberry, Florida, (b) 767 Highway 441, Apopka, Florida, and (c) 4401 South Orange Avenue, Orlando, Florida, or (d) any other locations mutually agreed to in writing by the parties. Employee may also be assigned to perform dental services at any relocation of the Company's current offices; provided, however, that if such offices are relocated to a location beyond a ten (10) radius of such current office locations, Employee shall not be required to render services at such relocated offices.

         3.       Compensation.

         During the term of this Agreement, the Company shall pay to the Employee, the compensation described in EXHIBIT A attached hereto and made a part hereof. All payments made hereunder as compensation shall be subject to withholding for federal income tax purposes, FICA and other applicable state and local taxes, if any.

         4.       Expenses.

         Except as provided in Section 9 hereof, the Company shall pay or reimburse the Employee for all reasonable and necessary expenses incurred by the Employee and authorized by the Company during the term of this Agreement in connection with the business of the Company; provided, however, the Employee shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended.

         5.       Additional Benefits.

         During the term of this Agreement the Employee shall be allowed to participate (subject to uniformly applicable requirements for participation) at the Company's expense in any health, medical, disability, insurance or pension plan made available by the Company for the benefit of its employees generally, and shall be entitled to an annual vacation of two (2) weeks during the Initial Term with full pay and allowances, to be taken at such time or times as shall be mutually agreed between the Company and the Employee.

         6.       Normal Working Hours.

         The Employee is expected to work six (6) to ten (10) days per month during the Initial Term. The working hours shall be normally 8:30 a.m. to 5:30 p.m Monday through Friday but may include evenings and weekends and as the Company and the Employee may agree in writing from time-to-time.

         7.       Record-keeping.

         The Employee shall maintain written records of his time spent working for the Company, and shall submit such records to the Company as directed by the Company. The Employee shall keep and maintain other records relating to all professional services rendered in the form and manner as required by the Company from time to time. The Employee shall also prepare reports, claims and correspondence as required. All of these records and related materials shall belong to the Company as will all dental records and other files concerning patients of the Company.

         8.       Termination of Employment.

                  8.1 The Employee may terminate this Agreement and employment hereunder, without cause and at any time, upon thirty (30) days' written notice by certified or registered mail to the Company at the address set forth above. The Employee may immediately terminate this Agreement and his employment hereunder, with cause upon written notice by certified or registered mail to the Company at the address set forth above only upon the occurrence of the following "for cause" events: (i) the failure by the Company to pay compensation under this Agreement within fifteen days from when due, (ii) the violation of any material term of this Agreement which continues for fifteen (15) days after written notification thereof has been delivered by the Employee to the Company,
(iii) a default in any payment of principal or interest under the promissory notes made by the Company or Coast pursuant to the Asset Purchase Agreement after the expiration of any grace period for such payment, (iv) the bankruptcy or insolvency of the Company, or (v) the liquidation of the Company. The Company may terminate this Agreement and the Employee's employment hereunder immediately if the Employee engages in any of the following "for cause" conduct: (i) the Employee is convicted of a felony or other crime involving moral turpitude; (ii) the Employee continuously or habitually uses narcotics or alcohol to an extent which materially impairs the Employee's performance of his duties hereunder, after ten (10) days' written notice to the Employee by the president of the Company describing such improper conduct and the failure by the Employee to correct such conduct within such ten (10) day period; (iii) the Employee misappropriates funds or property of the Company or any affiliate of the Company; (iv) the Employee knowingly violates a material term of this Agreement and such violation continues after ten (10) days' written notice to the Employee by the president of the Company describing such violation; or (v) the Employee engages in any other gross misconduct in the performance of, or a material failure or refusal of the Employee to perform his duties in accordance with, this Agreement after ten (10) days' written notice to the Employee by the president of the Company describing such improper conduct and the failure by the Employee to correct such conduct within such ten (10) day period.

                  8.2 In the event that during the Initial Term of this Agreement the Employee terminates this Agreement without cause or is terminated by the Company as a result of his engaging in any of the "for cause" conduct described in Section 8.1 above, the parties agree that the Employee shall pay damages to the Company as determined in accordance with the arbitration procedures described below. All disputes, differences and questions arising between the parties relating to the discharge of the Employee based on the "for cause" conduct described in Section 8.1 above shall be referred to mandatory, binding arbitration between the parties hereto according to the Commercial Arbitration Rules of the American Arbitration Association. The arbitrators determining the dispute shall be selected as follows: one (1) arbitrator shall be appointed by the Company, one (1) arbitrator shall be appointed by the Employee, and the arbitrators so chosen shall, if themselves unable to agree on the issue within ten (10) days after their appointment, choose an additional arbitrator without unnecessary delay, and the decision in writing signed by any two (2) of them shall be final and binding on the parties hereto. If either party fails to appoint an arbitrator within ten (10) days after the other side shall have served written notice thereof upon the other party, then the arbitrator so appointed by the first party shall have power to proceed to arbitrate and determine the issue. No one shall be nominated or act as an arbitrator who is in any way financially interested in this Agreement or in the business affairs of either party. The arbitrators shall also determine the parties' liabilities for expenses of such reference, attorneys' fees and all other related costs. The decision or award of the arbitrators may be entered as a judgment in any court of competent jurisdiction. In determining the amount of any damages to be paid by Employee in connection with the Employee's termination of this Agreement without cause or termination by the Company for cause, the arbitrators shall consider the purchase price paid in connection with the Asset Purchase Agreement, the circumstances of the for cause event, any loss of goodwill resulting from such termination and any other facts or circumstances the arbitrators deem to be relevant.

         9.       License; Continuing Education.

         9.1 At all times during the term of this Agreement, the Employee shall keep in full force and effect his State of Florida dentist license. The Employee shall participate in continuing education in order to improve and maintain his professional skills and comply with the Florida Board of Dentistry's continuing education requirements. The costs of maintaining the Employee's dentist license and the tuition and registration expenses for continuing education shall be the sole responsibility of the Employee.

         9.2 The Employee shall, at his expense, maintain professional liability insurance covering the Employee in a minimum amount of One Hundred Thousand Dollars ($100,000.00) for each occurrence and Three Hundred Thousand Dollars ($300,000.00) annual aggregate, with an insurance carrier reasonable acceptable to the Company.

         10.      Non-Competition.

                  10.1 In consideration of the payment of the sum of $150,000.00 to be made to the Employee pursuant to the Asset Purchase Agreement and the employment relationship established pursuant to this Agreement, the Employee agrees that during the term of this Agreement and until the later of: (i) three
(3) years after the effective date of this Agreement, or (ii) the second (2nd) anniversary of the termination hereof, the Employee shall not, except as herein provided, in any manner, directly or indirectly, as an officer, director, stockholder, partner, associate, employee, consultant, owner, agent, creditor, coventurer or otherwise (a) be or become interested in or be associated with any other corporation, firm, business or person or be or become on his own engaged in the practice of dentistry within an eight (8) mile radius of any of the Company's current dental offices where Employee is engaged to render dental services during the term of this Agreement and within a five (5) mile radius of any of the Company's future dental offices where Employee is engaged to render dental services during the term of this Agreement (collectively, the "Office") and within the Counties of Fulton, De Kalb, Cobb, Clayton, and Gwinette, Georgia (collectively the "Georgia Counties"), or (b) be or become interested in or be associated with any other corporation, firm, business or person or be or become on his own engaged in the dental management business within an eight (8) mile radius of the Office or within the Georgia Counties; provided, however, that following the termination of the employment relationship created by this Agreement, the Employee may (i) practice dentistry for a not-for-profit or charitable corporation or governmental entity which is not in competition with the Company or Coast; (ii) work for an insurance company in an advisory capacity; and/or (iii) teach dentistry at an educational institution. The parties also acknowledge and agree that Employee may continue to practice dentistry at his dental office located in _________________, Georgia without violating this Section 10.

                  10.2 The Employee acknowledges that his knowledge, skills and position are unique and, therefore, that the breach by him of the provisions of
Section 10.1 shall cause irreparable harm to the Company and Coast, which harm cannot be fully redressed by the payment of damages to the Company or Coast. Accordingly, the Company and Coast shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violation or threatened violation of Section 10.1, and the Employee hereby consents to the issuance of such injunction. If any of the rights or restrictions contained or provided for herein shall be deemed by a court of competent jurisdiction to be unenforceable by reason of the extent, duration or geographical scope thereof or any other provision of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision and enforce this Section 10 in its reduced form for all purposes in the manner contemplated hereby. This Section 10 shall survive the termination of this Agreement and of the Employee's employment hereunder.

                  10.3 This Section 10 shall become void and unenforceable upon
(i) the termination of this Agreement during the Initial Term or any Subsequent
Term: (a) by the Employee with good cause, (b) by the Company without good cause, or (c) the Company's or Coast's default in payments of any of the Notes described in the Asset Purchase Agreement.

         11.      Confidential Information; Non-Solicitation.

                  11.1 The Employee agrees that he shall not at any time (whether during the period of his employment with the Company or at any time thereafter) use outside the scope of his employment hereunder or disclose to any person, corporation, firm, partnership or other entity whatsoever, or to any officer, director, stockholder, partner, associate, employee, agent or representative of any thereof, any business plans, business methods, customer lists, or any other confidential information or trade secrets of or relating to the Company or its business or Coast or its business (collectively, "Confidential Information"). The Employee acknowledges that all Confidential Information is the exclusive property of the Company and/or Coast and the Employee agrees to maintain the Confidential Information in strictest confidence and use the Confidential Information solely in the performance of his duties under this Agreement. Nothing in this Section 11.1 shall prevent disclosure or use of any Confidential Information as may be required by applicable law or that is at the date hereof or hereafter becomes public other than by reason of a breach of the obligations under this Section.

                  11.2 The Employee agrees that during the term of his employment hereunder and for a period of the later of: (i) three (3) years after the effective date of this Agreement, or (ii) the second (2nd) anniversary of the termination of such employment, he shall not solicit, engage, hire, or employ any then present employee of the Company or Coast or enter into any arrangement with any then present employee of the Company or Coast for the purposes of terminating such employee's employment with the Company or Coast.

                  11.3 The Company and Coast shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violation of Sections 11.1 or 11.2 hereof, and the Employee hereby consents to the issuance of such injunction. If any of the restrictions contained herein shall be deemed by a court of competent jurisdiction to be unenforceable by reason of the extent, duration or geographical scope thereof or any other provision of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision and enforce this Section 11 in its reduced form for all purposes in the manner contemplated hereby. This Section 11 shall survive the termination of this Agreement and the Employee's employment hereunder.

         12.      Notices.

         All notices hereunder and other communications required or permitted to be given to either party hereto shall be in writing and delivered by hand or sent by overnight or by certified mail, return receipt requested, postage prepaid, addressed to such party at the party's address referred to above, or at such other address as such party may from time to time designate by written notice to the other party hereto, given in accordance with the provisions of this Section 12. Any such notice or other communication shall be deemed to have been given on its date of personal delivery or three (3) business days after being deposited in the U.S. mail.

         13.      Waivers.

         No waiver by either party hereto of any breach of any provision of this Agreement shall be deemed to constitute a waiver of any other breach of such provision or a waiver of any breach of any other provision of this Agreement.

         14.      Agreement Compete; Amendments.

         There are no oral agreements or understandings with respect to or affecting this Agreement and this Agreement may not be amended, supplemented, cancelled or discharged except by a written instrument executed by the party to be charged.

         15.      Non-Assignability.

         The respective rights and obligations hereunder of the parties hereto are personal to such parties and shall not be transferred or assigned by them, in whole or in part, to any other person, firm or corporation; provided that the Company may assign this Agreement and the benefits hereunder without the consent of the Employee, without being relieved from any liability hereunder, to any of its direct or indirect "affiliates" or "associates" (as such terms are defined in Rule 405 of the Rules and Regulations promulgated under the Securities Act of
1933).

         16.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

         17.      Captions.

         All captions and headings herein contained are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         18.      Third Party Beneficiary.

         Coast shall be a third party beneficiary of Sections 10 and 11 of this Agreement and the restrictive covenants contained in Sections 10 and 11 are intended for the benefit of Coast.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                         "COMPANY"

                                         COAST FLORIDA, P.A.


                                         By:
                                            -------------------------------
                                             Adam Diasti, President


                                         "EMPLOYEE"


                                         ----------------------------------
                                         Michael D. Witcher, D.D.S.

                EMPLOYMENT AGREEMENT AND COVENANT NOT TO COMPETE

         This EMPLOYMENT AGREEMENT AND COVENANT NOT TO COMPETE (this "Agreement") is made as of the 1st day of November, 1996, between COAST FLORIDA P.A., a Florida professional association with its principal place of business at 25400 U.S. Highway 19, Suite 225, Clearwater, Florida 34623 (the "Company"), and C. M. GARCIA, D.M.D., residing at _________________ ________________________________________________ (the "Employee").

         WHEREAS, the Company and Coast Dental Services, Inc. ("Coast") have purchased certain of the assets of Seminole Dental Center, Seminole Dental West, Seminole Dental South, Florida general partnerships, and Seminole Dental Services, Inc., a Florida corporation (collectively the "Sellers"), pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of October 31, 1996;

         WHEREAS, the Employee's wholly-owned professional association has an ownership interest in certain of the partnership interests of those Sellers that are partnerships;

         WHEREAS, the Employee is a dentist licensed to practice dentistry in the State of Florida who possesses special knowledge relating to the assets purchased pursuant to the Asset Purchase Agreement and who has developed valuable, long-term relationships with patients to be cared for by the Company which make him valuable to the Company and which will contribute to the Company's future success;

         WHEREAS, the Company desires to employ the Employee and the Employee desires to serve in the employ of the Company upon the terms and conditions set forth herein; and

         WHEREAS, as consideration and inducement for the Company and Coast entering into the Asset Purchase Agreement and such employment arrangement, and in consideration of the payment hereinafter described, the Employee agrees to enter into a covenant not to compete.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.      Employment, Acceptance and Term.

                 1.1 Subject to the terms and conditions of this Agreement, the Company hereby agrees to employ the Employee, and the Employee hereby agrees to serve the Company, as a dentist for the term set forth in
Section 1.2 below.

                 1.2 The term of this Agreement shall be for a three (3) year period commencing on the date hereof and ending on October 31, 1999 (the "Initial Term"). This Agreement may be renewed by mutual agreement of the Company and the Employee for subsequent terms of one (1) year by giving either party giving notice at least thirty (30) days prior to the end of any term hereof to the other party of such renewal, and such other party accepting such offer to renew (each such renewed employment term is referred to herein as a "Subsequent Term").

         2.      Duties and Authority.

         During the Initial Term, the Employee shall devote his full professional time and energies to the practice of dentistry and the other business and affairs of the Company. The Employee shall not accept any other employment during the Initial Term of this Agreement, nor shall he permit such personal business interests as he may have to interfere with the performance of his duties hereunder. The Employee agrees to use his best efforts, skill and abilities to promote the Company's interests and to faithfully and diligently perform, to the best of his abilities, such dentistry and dental practice management duties as were historically performed by Employee with Sellers and as such duties may from time to time be reasonably assigned to him by the Company's president and such other duties as may be mutually agreed to by the parties in writing. The parties hereto acknowledge that the Employee shall perform such dentistry duties in accordance with local and state customs and rules of ethical conduct and standards of professional care. All such services shall be rendered for and in consideration of the compensation payable to the Employee under Section 3 hereof. All duties of Employee shall be performed at the Company's current dental offices located at (a) 879 East Semoran Blvd., Casselberry, Florida, (b) 767 Highway 441, Apopka, Florida, and (c) 4401 South Orange Avenue, Orlando, Florida, or (d) any other locations mutually agreed to in writing by the parties. Employee may also be assigned to perform dental services at any relocation of the Company's current offices; provided, however, that if such offices are relocated to a location beyond a ten (10) radius of such current office locations, Employee shall not be required to render services at such relocated offices.

         3.      Compensation.

         During the term of this Agreement, the Company shall pay to the Employee, the compensation described in EXHIBIT A attached hereto and made a part hereof. All payments made hereunder as compensation shall be subject to withholding for federal income tax purposes, FICA and other applicable state and local taxes, if any.

         4.      Expenses.

         Except as provided in Section 9 hereof, the Company shall pay or reimburse the Employee for all reasonable and necessary expenses incurred by the Employee and authorized by the Company during the term of this Agreement in connection with the business of the Company; provided, however, the Employee shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended.

         5.      Additional Benefits.

         During the term of this Agreement the Employee shall be allowed to participate (subject to uniformly applicable requirements for participation) at the Company's expense in any health, medical, disability, insurance or pension plan made available by the Company for the benefit of its employees generally, and shall be entitled to an annual vacation of two (2) weeks during the

Initial Term with full pay and allowances, to be taken at such time or times as shall be mutually agreed between the Company and the Employee.

         6.      Normal Working Hours.

         The Employee is expected to work three (3) days per week during the Initial Term, but shall not work in excess of twenty-four (24) hours in any one week unless instructed to do so by the president of the Company. The working hours shall be normally 8:30 a.m. to 5:30 p.m Monday through Friday but may include evenings and weekends and as the Company and the Employee may agree in writing from time-to-time.

         7.      Record-keeping.

         The Employee shall maintain written records of his time spent working for the Company, and shall submit such records to the Company as directed by the Company. The Employee shall keep and maintain other records relating to all professional services rendered in the form and manner as required by the Company from time to time. The Employee shall also prepare reports, claims and correspondence as required. All of these records and related materials shall belong to the Company as will all dental records and other files concerning patients of the Company.

         8.      Termination of Employment.

                 8.1 The Employee may terminate this Agreement and employment hereunder, without cause and at any time, upon thirty (30) days' written notice by certified or registered mail to the Company at the address set forth above. The Employee may immediately terminate this Agreement and his employment hereunder, with cause upon written notice by certified or registered mail to the Company at the address set forth above only upon the occurrence of the following "for cause" events: (i) the failure by the Company to pay compensation under this Agreement within fifteen days from when due, (ii) the violation of any material term of this Agreement which continues for fifteen
(15) days after written notification thereof has been delivered by the Employee to the Company, (iii) a default in any payment of principal or interest under the promissory notes made by the Company or Coast pursuant to the Asset Purchase Agreement after the expiration of any grace period for such payment,
(iv) the bankruptcy or insolvency of the Company, or (v) the liquidation of the Company. The Company may terminate this Agreement and the Employee's employment hereunder immediately if the Employee engages in any of the following "for cause" conduct: (i) the Employee is convicted of a felony or other crime involving moral turpitude; (ii) the Employee continuously or habitually uses narcotics or alcohol to an extent which materially impairs the Employee's performance of his duties hereunder, after ten (10) days' written notice to the Employee by the president of the Company describing such improper conduct and the failure by the Employee to correct such conduct within such ten
(10) day period; (iii) the Employee misappropriates funds or property of the Company or any affiliate of the Company; (iv) the Employee knowingly violates a material term of this Agreement and such violation continues after ten (10) days' written notice to the Employee by the president of the Company describing such violation; or





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

(v) the Employee engages in any other gross misconduct in the performance of, or a material failure or refusal of the Employee to perform his duties in accordance with, this Agreement after ten (10) days' written notice to the Employee by the president of the Company describing such improper conduct and the failure by the Employee to correct such conduct within such ten (10) day period.

                 8.2 In the event that during the Initial Term of this Agreement the Employee terminates this Agreement without cause or is terminated by the Company as a result of his engaging in any of the "for cause" conduct described in Section 8.1 above, the parties agree that the Employee shall pay damages to the Company as determined in accordance with the arbitration
procedures described below.   All disputes, differences and questions arising
between the parties relating to the discharge of the Employee based on the "for cause" conduct described in Section 8.1 above shall be referred to mandatory, binding arbitration between the parties hereto according to the Commercial Arbitration Rules of the American Arbitration Association. The arbitrators determining the dispute shall be selected as follows: one (1) arbitrator shall be appointed by the Company, one (1) arbitrator shall be appointed by the Employee, and the arbitrators so chosen shall, if themselves unable to agree on the issue within ten (10) days after their appointment, choose an additional arbitrator without unnecessary delay, and the decision in writing signed by any two (2) of them shall be final and binding on the parties hereto. If either party fails to appoint an arbitrator within ten (10) days after the other side shall have served written notice thereof upon the other party, then the arbitrator so appointed by the first party shall have power to proceed to arbitrate and determine the issue. No one shall be nominated or act as an arbitrator who is in any way financially interested in this Agreement or in the business affairs of either party. The arbitrators shall also determine the parties' liabilities for expenses of such reference, attorneys' fees and all other related costs. The decision or award of the arbitrators may be entered as a judgment in any court of competent jurisdiction. In determining the amount of any damages to be paid by Employee in connection with the Employee's termination of this Agreement without cause or termination by the Company for cause, the arbitrators shall consider the purchase price paid in connection with the Asset Purchase Agreement, the circumstances of the for cause event, any loss of goodwill resulting from such termination and any other facts or circumstances the arbitrators deem to be relevant.

         9.      License; Continuing Education.

         9.1 At all times during the term of this Agreement, the Employee shall keep in full force and effect his State of Florida dentist license. The Employee shall participate in continuing education in order to improve and maintain his professional skills and comply with the Florida Board of Dentistry's continuing education requirements. The costs of maintaining the Employee's dentist license and the tuition and registration expenses for continuing education shall be the sole responsibility of the Employee.

         9.2 The Employee shall, at his expense, maintain professional liability insurance covering the Employee in a minimum amount of One Million Dollars ($1,000,000.00) for each occurrence and Three Million Dollars ($3,000,000.00) annual aggregate, with an insurance carrier reasonable acceptable to the Company.





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


         10.     Non-Competition.

                 10.1 In consideration of the payment of the sum of $150,000.00 to be made to the Employee pursuant to the Asset Purchase Agreement and the employment relationship established pursuant to this Agreement, the Employee agrees that during the term of this Agreement and until the later of:
(i) three (3) years after the effective date of this Agreement, or (ii) the second (2nd) anniversary of the termination hereof, the Employee shall not, except as herein provided, in any manner, directly or indirectly, as an officer, director, stockholder, partner, associate, employee, consultant, owner, agent, creditor, coventurer or otherwise (a) be or become interested in or be associated with any other corporation, firm, business or person or be or become on his own engaged in the practice of dentistry within an eight (8) mile radius of any of the Company's current dental offices where Employee is engaged to render dental services during the term of this Agreement and within a five
(5) mile radius of any of the Company's future dental offices where Employee is engaged to render dental services during the term of this Agreement (collectively, the "Office"), or (b) be or become interested in or be associated with any other corporation, firm, business or person or be or become on his own engaged in the dental management business within an eight (8) mile radius of the Office; provided, however, following the termination of the employment relationship created by this Agreement, the Employee may (i) practice dentistry for a not-for-profit or charitable corporation or governmental entity which is not in competition with the Company or Coast; (ii) work for an insurance company in an advisory capacity; and/or (iii) teach dentistry at an educational institution.

                 10.2 The Employee acknowledges that his knowledge, skills and position are unique and, therefore, that the breach by him of the provisions of Section 10.1 shall cause irreparable harm to the Company and Coast, which harm cannot be fully redressed by the payment of damages to the Company or Coast. Accordingly, the Company and Coast shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violation or threatened violation of Section 10.1, and the Employee hereby consents to the issuance of such injunction. If any of the rights or restrictions contained or provided for herein shall be deemed by a court of competent jurisdiction to be unenforceable by reason of the extent, duration or geographical scope thereof or any other provision of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision and enforce this
Section 10 in its reduced form for all purposes in the manner contemplated hereby. This Section 10 shall survive the termination of this Agreement and of the Employee's employment hereunder.

                 10.3 This Section 10 shall become void and unenforceable upon (i) the termination of this Agreement during the Initial Term or any Subsequent Term: (a) by the Employee with good cause, (b) by the Company without good cause, or (c) the Company's or Coast's default in payments of any of the Notes described in the Asset Purchase Agreement.

         11.     Confidential Information; Non-Solicitation.

                 11.1 The Employee agrees that he shall not at any time (whether during the period of his employment with the Company or at any time thereafter) use outside the scope of his employment hereunder or disclose to any person, corporation, firm, partnership or other entity whatsoever, or to any officer, director, stockholder, partner, associate, employee, agent or representative of any thereof, any business plans, business methods, customer lists, or any other confidential information or trade secrets of or relating to the Company or its business or Coast or its business (collectively, "Confidential Information"). The Employee acknowledges that all Confidential Information is the exclusive property of the Company and/or Coast and the Employee agrees to maintain the Confidential Information in strictest confidence and use the Confidential Information solely in the performance of his duties under this Agreement. Nothing in this Section 11.1 shall prevent disclosure or use of any Confidential Information as may be required by applicable law or that is at the date hereof or hereafter becomes public other than by reason of a breach of the obligations under this Section.

                 11.2 The Employee agrees that during the term of his employment hereunder and for a period of the later of: (i) three (3) years after the effective date of this Agreement, or (ii) the second (2nd) anniversary of the termination of such employment, he shall not solicit, engage, hire, or employ any then present employee of the Company or Coast or enter into any arrangement with any then present employee of the Company or Coast for the purposes of terminating such employee's employment with the Company or Coast.

                 11.3 The Company and Coast shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violation of Sections 11.1 or 11.2 hereof, and the Employee hereby consents to the issuance of such injunction. If any of the restrictions contained herein shall be deemed by a court of competent jurisdiction to be unenforceable by reason of the extent, duration or geographical scope thereof or any other provision of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision and enforce this Section 11 in its reduced form for all purposes in the manner contemplated hereby. This Section 11 shall survive the termination of this Agreement and the Employee's employment hereunder.

         12.     Notices.

         All notices hereunder and other communications required or permitted to be given to either party hereto shall be in writing and delivered by hand or sent by overnight or by certified mail, return receipt requested, postage prepaid, addressed to such party at the party's address referred to above, or at such other address as such party may from time to time designate by written notice to the other party hereto, given in accordance with the provisions of this Section 12. Any such notice or other communication shall be deemed to have been given on its date of personal delivery or three (3) business days after being deposited in the U.S. mail.


         13.     Waivers.

         No waiver by either party hereto of any breach of any provision of this Agreement shall be deemed to constitute a waiver of any other breach of such provision or a waiver of any breach of any other provision of this Agreement.

         14.     Agreement Compete; Amendments.

         There are no oral agreements or understandings with respect to or affecting this Agreement and this Agreement may not be amended, supplemented, cancelled or discharged except by a written instrument executed by the party to be charged.

         15.     Non-Assignability.

         The respective rights and obligations hereunder of the parties hereto are personal to such parties and shall not be transferred or assigned by them, in whole or in part, to any other person, firm or corporation; provided that the Company may assign this Agreement and the benefits hereunder without the consent of the Employee, without being relieved from any liability hereunder, to any of its direct or indirect "affiliates" or "associates" (as such terms are defined in Rule 405 of the Rules and Regulations promulgated under the Securities Act of 1933).

         16.     Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

         17.     Captions.

         All captions and headings herein contained are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         18.     Third Party Beneficiary.

         Coast shall be a third party beneficiary of Sections 10 and 11 of this Agreement and the restrictive covenants contained in Sections 10 and 11 are intended for the benefit of Coast.


            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                      "COMPANY"

                                      COAST FLORIDA, P.A.


                                      By:
                                         -------------------------------------
                                          Adam Diasti, President


                                      "EMPLOYEE"



                                      ----------------------------------------
                                      C. M. Garcia, D.M.D.


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